Principal Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel
November 3, 2022
Dear Shareholder:
The Board of Directors of Principal Funds, Inc. ("PFI") has approved a Plan of Acquisition (the "Plan") providing for the reorganization of the Principal LifeTime 2010 Fund (the "Acquired Fund") into the Principal LifeTime Strategic Income Fund (the "Acquiring Fund") (together, the "Funds"). Each of these Funds is a separate series of PFI.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Holders of Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of the Acquired Fund will receive, respectively, Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on May 12, 2023.
The Board of Directors believes that the Reorganization is in the best interests of shareholders of both Funds. Given the investment glidepath of the Acquired Fund, which is now twelve years past its retirement investment goal year 2010, the strategies and risks of the Acquired Fund are are now substantially identical to those of the Acquiring Fund. Therefore, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
In the opinion of legal counsel, no gain or loss should be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. The direct expenses and out-of-pocket fees incurred in connection with the Reorganization will be borne by Principal Global Investors, LLC, the advisor to both Funds.
Please note that PFI is not required to obtain shareholder approval of the Reorganization. Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy. The enclosed Information Statement/Prospectus, however, provides information about the Reorganization and the Plan.
If you have any questions regarding your Fund's Reorganization, please call our Shareholder Services Department toll-free at 1 (800) 222-5852.
Sincerely,
Kamal Bhatia
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
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IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT/PROSPECTUS
This Information Statement/Prospectus is available at https://brandassets.principal.com/m/ccfd81504b76af0/.
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RELATING TO THE REORGANIZATION OF
THE PRINCIPAL LIFETIME 2010 FUND INTO THE PRINCIPAL LIFETIME STRATEGIC INCOME FUND
This Information Statement/Prospectus is furnished in connection with a Plan of Acquisition (the "Plan") providing for the reorganization of the Principal LifeTime 2010 Fund (the "Acquired Fund") into the Principal LifeTime Strategic Income Fund (the "Acquiring Fund") (together, the "Funds"). Each of these Funds is a separate series or fund of Principal Funds, Inc. ("PFI").
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Holders of Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of the Acquired Fund will receive, respectively, Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on May 12, 2023. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.
Please note: PFI is not required to obtain shareholder approval of the Reorganization.
Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy.
This Information Statement/Prospectus contains information shareholders should know about the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired Fund and the Acquiring Fund. The Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2021. Copies of these reports may be obtained at no charge by calling our Shareholder Services Department toll-free at 1 (800) 222-5852 or online at www.principalfunds.com/prospectuses.
The Statement of Additional Information dated November 3, 2022 (the "Statement of Additional Information") relating to this Information Statement/Prospectus has been filed with the SEC (File No. 333-267729) and is incorporated by reference into this Information Statement/Prospectus. PFI’s Prospectus dated March 1, 2022 and as supplemented, and the Statement of Additional Information for PFI dated March 1, 2022 and as supplemented, have been filed with the SEC (File No. 033-59474). Copies of these documents may be obtained without charge by writing to Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852. You may also call our Shareholder Services Department toll free at 1 (800) 222-5852 if you have any questions regarding your Fund's Reorganization.
PFI is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov.
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Information Statement/Prospectus is November 3, 2022

INTRODUCTION
This Information Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 77 separate series (the "PFI Funds"), including the Acquired Fund and the Acquiring Fund. The sponsor of PFI is Principal Life Insurance Company ("Principal Life"), and the investment advisor to the PFI Funds is Principal Global Investors, LLC ("PGI"). Principal Funds Distributor, Inc. (the "Distributor" or "PFD") is the distributor for all share classes. Principal Life is an insurance company organized in 1879 under the laws of the State of Iowa. Principal Life, PGI, and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Principal Life and PGI’s address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392, and PFD’s address is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
Investment Management. Pursuant to an investment advisory agreement with PFI, PGI provides investment advisory services to each PFI Fund and is also responsible for, among other things, administering the business and affairs of each PFI Fund. PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of any sub-advisors that manage the investment of the assets of the PFI Funds pursuant to sub-advisory agreements. Neither the Acquired Fund nor the Acquiring Fund are sub-advised.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly-owned subsidiary of PFG.
THE REORGANIZATION
At its meeting held on September 13, 2022, the PFI Board of Directors (the "Board"), including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PFI (the "Independent Directors"), approved the Reorganization pursuant to the Plan providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed under "THE REORGANIZATION - Board Consideration of the Reorganization."
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date of the Reorganization is expected to be on or about May 12, 2023. Holders of Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of the Acquired Fund will receive, respectively, Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.
The Board of Directors believes that the Reorganization, which will permit PFI to reduce duplication in its fund offerings by combining two, substantially identical LifeTime funds, will serve the best interests of shareholders of both Funds. Given the investment glidepath of the Acquired Fund, which is now twelve years past its retirement investment goal year 2010, the strategies and risks of the Acquired Fund are now substantially identical to those of the Acquiring Fund. Therefore, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds. Please see "THE REORGANIZATION - Board Consideration of the Reorganization" for additional information about the Board's consideration of the Reorganization.

Furthermore, in the opinion of legal counsel, no gain or loss should be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Please see "Information About the Reorganization - Federal Income Tax Consequences" for additional information about the federal income tax consequences of the Reorganization.
PGI serves as investment advisor to both the Acquired Fund and the Acquiring Fund. Please see "Plan of Acquisition Providing for the Reorganization of the Principal LifeTime 2010 Fund into the Principal LifeTime Strategic Income Fund" below for additional comparison information between the Acquired Fund and Acquiring Fund, as well as information about the Acquiring Fund post-Reorganization.
The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing and audit fees, will be paid by PGI as the advisor to the Acquired Fund. The costs are estimated to be $10,000. The Acquired Fund will not need to reposition its portfolio in connection with the Reorganization.
Each of the Acquired Fund and the Acquiring Fund qualifies, and following the Reorganization it is expected that the Acquiring Fund will continue to qualify, as a Regulated Investment Company for tax purposes.
Plan of Acquisition Providing for the Reorganization of the
Principal LifeTime 2010 Fund into the Principal LifeTime Strategic Income Fund
At its meeting held on September 13, 2022, the Board of PFI, including the Independent Directors, approved the Plan, which provides for the reorganization of the Principal LifeTime 2010 Fund ("Acquired Fund") into the Principal LifeTime Strategic Income Fund (the "Acquiring Fund"). PFI is not required to obtain, and is not seeking, shareholder approval of the Reorganization.
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to the Acquired Fund and the Acquiring Fund. Given the investment glidepath of the Acquired Fund, which is now twelve years past its retirement investment goal year 2010, the strategies and risks of the Acquired Fund are now substantially identical to those of the Acquiring Fund. The Funds have slightly different objectives in that the Acquired Fund seeks a total return consisting of long-term growth of capital and current income while the Acquiring seeks current income, and as a secondary objective, capital appreciation. The Acquired Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Acquired Fund is a fund of funds and invests in underlying funds of PFI which consist of underlying domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Acquiring Fund invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Acquiring Fund’s asset allocation is designed for investors who are approximately 10 years beyond the normal retirement age of 65. The Acquiring Fund is a fund of funds and invests in underlying funds of PFI. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. In light of the age of 2010 according to its glidepath, the Acquired Fund's strategy has resulted in long-ago changes from prior strategies and is now managed in a substantially identical manner as the Acquiring Fund. The Acquired Fund and the Acquiring Fund are each managed by the same team of portfolio managers.

PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)	PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)

Approximate Net Assets as of September 30, 2022	Approximate Net Assets as of September 30, 2022

$520,080,202.58	$335,243,113.24

Investment Advisor	Investment Advisor
PGI	PGI

PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)	PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)
PGI Portfolio Managers	PGI Portfolio Managers

James W. Fennessey has been with Principal® since 2000. He is a portfolio manager for Principal Global Asset Allocation, a specialized boutique within PGI. Mr. Fennessey earned a bachelor’s degree in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Scott Smith has been with Principal® since 1999. He earned a bachelor’s degree in Finance from Iowa State University.
Randy L. Welch has been with Principal® since 1989. As Managing Director, Portfolio Manager at Principal Global Asset Allocation, a specialized boutique within PGI, he is responsible for overseeing the Strategic Asset Allocation Team. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. He earned a bachelor’s degree in Business/Finance from Grand View College and an M.B.A. from Drake University.

James W. Fennessey has been with Principal® since 2000. He is a portfolio manager for Principal Global Asset Allocation, a specialized boutique within PGI. Mr. Fennessey earned a bachelor’s degree in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Scott Smith has been with Principal® since 1999. He earned a bachelor’s degree in Finance from Iowa State University.
Randy L. Welch has been with Principal® since 1989. As Managing Director, Portfolio Manager at Principal Global Asset Allocation, a specialized boutique within PGI, he is responsible for overseeing the Strategic Asset Allocation Team. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. He earned a bachelor’s degree in Business/Finance from Grand View College and an M.B.A. from Drake University.

PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)	PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)

Investment Objective	Investment Objective
The Fund seeks a total return consisting of long-term growth of capital and current income.	The Fund seeks current income, and as a secondary objective, capital appreciation.

PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)	PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)

Principal Investment Strategies	Principal Investment Strategies
The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund is a fund of funds and invests in underlying funds of Principal Funds, Inc. ("PFI"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed income securities. The asset class diversification of the Fund is designed to moderate overall price volatility. The Fund may add, remove, or substitute underlying funds at any time.
The Fund is managed with strategic or long-term asset class targets and target ranges. There is a rebalancing strategy that aligns with the target weights to identify asset classes that are either overweight or underweight. The Fund may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances.
In selecting underlying funds and target weights, the Fund considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies, securitized products, U.S. government and U.S. government-sponsored securities, and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards in order to gain exposure to a variety of securities or asset classes or attempt to reduce risk.
The Fund’s asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. Approximately 10 years after its target year, the Fund’s underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account’s value.

The Fund invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Fund’s asset allocation is designed for investors who are approximately 10 years beyond the normal retirement age of 65. The Fund is a fund of funds and invests in underlying funds of Principal Funds, Inc. ("PFI"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Fund is designed to moderate overall price volatility. The Fund may add, remove, or substitute underlying funds at any time.
The Fund is managed with strategic or long-term asset class targets and target ranges. There is a rebalancing strategy that aligns with the target weights to identify asset classes that are either overweight or underweight. The Fund may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances.
In selecting underlying funds and target weights, the Fund considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies, securitized products, U.S. government and U.S. government-sponsored securities, and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards in order to gain exposure to a variety of securities or asset classes or attempt to reduce risk.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities lending agent (e.g., a bank or trust company) who arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in the Principal Funds, Inc. Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process, the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower, and credit, legal, counterparty and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include "payments in lieu of dividends," which the Funds anticipate they will receive in securities lending transactions.
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under "Additional Information About Investment Strategies and Risks," as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.

Comparison of Principal Investment Risks
Shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired Fund and the Acquiring Fund.
Principal Risks Applicable to Both Funds:
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Principal Risks of Investing in a Fund of Funds
Fund of Funds Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies (for example, other mutual funds or exchange-traded funds) in which the Fund invests ("underlying funds"). The Fund’s selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund’s performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Fund’s Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit vent occurs, the seller generally must pay the buyer the "par value" (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.
•Forward Contracts, Futures and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Redemption and Large Transaction Risk. Ownership of the fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.

Additional Principal Risks of Investing in the Acquired Fund:
There are no additional principal risks of investing in the Acquired Fund that are not included above in "Principal Risks Applicable to Both Funds."
Additional Principal Risks of Investing in the Acquiring Fund:
There are no additional principal risks of investing in the Acquiring Fund that are not included above in "Principal Risks Applicable to Both Funds."
Fees and Expenses of the Funds
The following table describes the fees and expenses that you may pay if you buy and redeem Class A and Class J shares of the Funds. These fees and expenses are more fully described under "The Cost of Investing and Ongoing Fees." The Class R-1, R-3, R-4, R-5, and Institutional Class shares are not subject to sales charges or redemption fees.
Shareholder Fees (fees paid directly from your investment)

(a) PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)
Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)
A	3.75%	1.00%
J	None	1.00%
Institutional	None	None
R-1	None	None
R-3	None	None
R-4	None	None
R-5	None	None
(b) PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)
A	3.75%	1.00%
J	None	1.00%
Institutional	None	None
R-1	None	None
R-3	None	None
R-4	None	None
R-5	None	None
(c) PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund) (Pro forma assuming Reorganization)
A	3.75%	1.00%
J	None	1.00%
Institutional	None	None
R-1	None	None
R-3	None	None
R-4	None	None
R-5	None	None
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2021; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2021; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended October 31, 2021 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2021.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Holders of Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of the Acquired Fund will receive, respectively, Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of the Acquiring Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

(a) PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Expense Reimbursement (1)	Net Expenses
A	0.00%	0.25%	0.16%	0.51%	0.92%	(0.03)%	0.89%
J	0.00%	0.15%	0.06%	0.51%	0.72%	N/A	0.72%
Institutional	0.00%	N/A	0.02%	0.51%	0.53%	N/A	0.53%
R-1	0.00%	0.35%	0.54%	0.51%	1.40%	N/A	1.40%
R-3	0.00%	0.25%	0.33%	0.51%	1.09%	N/A	1.09%
R-4	0.00%	0.10%	0.29%	0.51%	0.90%	N/A	0.90%
R-5	0.00%	N/A	0.27%	0.51%	0.78%	N/A	0.78%
(b) PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Expense Reimbursement (1)	Net Expenses
A	0.00%	0.25%	0.23%	0.49%	0.97%	(0.10)%	0.87%
J	0.00%	0.15%	0.09%	0.49%	0.73%	N/A	0.73%
Institutional	0.00%	N/A	0.02%	0.49%	0.51%	N/A	0.51%
R-1	0.00%	0.35%	0.54%	0.49%	1.38%	N/A	1.38%
R-3	0.00%	0.25%	0.33%	0.49%	1.07%	N/A	1.07%
R-4	0.00%	0.10%	0.29%	0.49%	0.88%	N/A	0.88%
R-5	0.00%	N/A	0.27%	0.49%	0.76%	N/A	0.76%
(c) PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Expense Reimbursement (1)	Net Expenses
A	0.00%	0.25%	0.14%	0.49%	0.88%	(0.01)%	0.87%
J	0.00%	0.15%	0.06%	0.49%	0.70%	N/A	0.70%
Institutional	0.00%	N/A	0.01%	0.49%	0.50%	N/A	0.50%
R-1	0.00%	0.35%	0.53%	0.49%	1.37%	N/A	1.37%
R-3	0.00%	0.25%	0.32%	0.49%	1.06%	N/A	1.06%
R-4	0.00%	0.10%	0.28%	0.49%	0.87%	N/A	0.87%
R-5	0.00%	N/A	0.26%	0.49%	0.75%	N/A	0.75%
(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.38% for Class A shares. It is expected that the expense limit will continue through the period ending February 29, 2024; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund and the Acquiring Fund. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the periods noted in the table above. The examples should not be considered a representation of future expense of the Acquired Fund or the Acquiring Fund. Actual expense may be greater or less than those shown.

(a) PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)
Assumes redemption at the end of the periods listed:
Class	1 year	3 years	5 years	10 years
A	$462	$654	$862	$1,461
J	174	230	401	894
Institutional	54	170	296	665
R-1	143	443	766	1,680
R-3	111	347	601	1,329
R-4	92	287	498	1,108
R-5	80	249	433	966

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):
Class	1 year	3 years	5 years	10 years
J	$74	$230	$401	$894

(b) PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)
Assumes redemption at the end of the periods listed:
Class	1 year	3 years	5 years	10 years
A	$460	$663	$882	$1,511
J	175	233	406	906
Institutional	52	164	285	640
R-1	140	437	755	1,657
R-3	109	340	590	1,306
R-4	90	281	488	1,084
R-5	78	243	422	942

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):
Class	1 year	3 years	5 years	10 years
J	$75	$233	$406	$906

(c) PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Assumes redemption at the end of the periods listed:
Class	1 year	3 years	5 years	10 years
A	$460	$644	$843	$1,418
J	172	224	390	871
Institutional	51	160	280	628
R-1	139	434	750	1,646
R-3	108	337	585	1,294
R-4	89	278	482	1,073
R-5	77	240	417	930

With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):
Class	1 year	3 years	5 years	10 years
J	$72	$224	$390	$871

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction fees and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 25.1% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 35.0%.
Investment Management Fees
The management fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended October 31, 2021:

Principal LifeTime 2010 Fund (Acquired Fund)
0.00%

Principal LifeTime Strategic Income Fund (Acquiring Fund)
0.00%
Availability of the discussions regarding the basis for the Board of Directors' approval of the management agreement is as follows:

Fund	Annual Report to Shareholders for the period ending October 31, 2021
Principal LifeTime 2010 (Acquired Fund)	X
Principal LifeTime Strategic Income (Acquiring Fund)	X

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.principalfunds.com.
The bar chart shows the investment returns of the Acquired Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquired Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquired Fund), how the Acquired Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Calendar Year Total Return (%) as of 12/31 Each Year
Principal LifeTime 2010 Fund (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	9.50%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(7.76)%
Year-to-date return for Class A shares:	Q3 2022	(17.05)%
Average Annual Total Returns For the periods ended December 31, 2021

	1 Year	5 Years	10 Years
Class A Return Before Taxes	1.51%	6.28%	6.10%
Class A Return After Taxes on Distributions	(0.53)%	4.31%	4.67%
Class A Return After Taxes on Distributions and Sale of Fund Shares	1.65%	4.37%	4.44%
Class J Return Before Taxes	4.67%	7.30%	6.66%
Institutional Class Return Before Taxes	5.80%	7.48%	6.90%
Class R-1 Return Before Taxes	4.94%	6.57%	5.97%
Class R-3 Return Before Taxes	5.19%	6.88%	6.29%
Class R-4 Return Before Taxes	5.45%	7.09%	6.51%
Class R-5 Return Before Taxes	5.61%	7.22%	6.63%
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)	6.55%	7.36%	6.55%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

The bar chart shows the investment returns of the Acquiring Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquiring Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquiring Fund), how the Acquiring Fund’s average annual total returns compare with those of one or more broad measures of market performance.

Calendar Year Total Return (%) as of 12/31 Each Year
Principal LifeTime Strategic Income (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	8.31%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(5.91)%
Year-to-date return for Class A shares:	Q3 2022	(16.99)%
Average Annual Total Returns For the periods ended December 31, 2021

	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.20%	5.25%	4.75%
Class A Return After Taxes on Distributions	(1.84)%	3.57%	3.55%
Class A Return After Taxes on Distributions and Sale of Fund Shares	0.91%	3.60%	3.35%
Class J Return Before Taxes	3.37%	6.25%	5.27%
Institutional Class Return Before Taxes	4.43%	6.44%	5.53%
Class R-1 Return Before Taxes	3.62%	5.53%	4.62%
Class R-3 Return Before Taxes	3.84%	5.86%	4.94%
Class R-4 Return Before Taxes	4.05%	6.04%	5.13%
Class R-5 Return Before Taxes	4.23%	6.19%	5.27%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)	5.11%	6.52%	5.58%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

Board Consideration of the Reorganization
At its September 12–13, 2022 meeting, the PFI Board of Directors considered information presented by PGI. The Board evaluated such information as it deemed necessary to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:
•the Funds’ similar investment objectives, principal investment strategies, risks and portfolio compositions and identical fundamental investment restrictions;
•the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratios of the Acquiring Fund following the Reorganization;
•the estimated costs of the Reorganization, including audit and registration statement-related costs, and that such costs will be borne by PGI;
•the estimated trading costs, if any, associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
•the Funds’ identical portfolio management teams;
•information regarding the Funds' investment performance and risk-return profiles;
•the direct or indirect federal income tax consequences of the Reorganization;
•any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;
•the absence of any material differences in the rights of shareholders of the Funds;
•the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;
•the terms and conditions of the Plan; and
•possible alternatives to the Reorganization, including liquidation of the Acquired Fund.
The Board determined that it was in the best interests of existing shareholders to approve the Reorganization for the following, among other, reasons:
•the Acquired Fund’s prospectus discloses that approximately 10 years after its target year (2010), the Acquired Fund’s underlying allocation is expected to match that of the Acquiring Fund and that the Acquired Fund may be combined with Acquiring Fund, so long as the Board determines that such combination is in the best interests of Acquired Fund shareholders;
•the Acquired Fund and the Acquiring Fund have similar principal investment strategies and risks, identical fundamental investment restrictions and identical portfolio management teams;
•although the Acquired Fund has historically outperformed the Acquiring Fund, the Acquired Fund and Acquiring Fund currently have and are expected to continue to have the same underlying portfolio target allocations, meaning the future performance of the Funds is expected to be substantially the same;
•the post-Reorganization expense ratio for each share class of the Acquiring Fund is expected to be lower than the pre-Reorganization expense ratio for the corresponding share class of the Acquired Fund;
•neither the Acquiring Fund (pre- or post-Reorganization) or Acquired Fund charge a management fee;
•the Reorganization is expected to be effected through an in-kind transfer of the assets held by the Acquired Fund to the Acquiring Fund, resulting in negligible transition costs associated with the Reorganization;

•the Funds will receive at closing an opinion of legal counsel that the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss should be recognized as a result of the Reorganization by the Acquired Fund or Acquiring Fund shareholders;
•PGI, as investment advisor to the Acquired Fund, will pay all direct expenses and out-of-pocket fees, including audit and registration statement-related costs, incurred in connection with the Reorganization; and
•liquidation of the Acquired Fund, as an alternative to the Reorganization, would cause a distribution to the Acquired Fund shareholders that is unanticipated and may be inconsistent with the shareholders’ investment plan or goals and a liquidation could have tax consequences to a limited portion of Acquired Fund shareholders.
INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan, which is attached as Appendix A to this Information Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be May 12, 2023, or such earlier or later date as Fund management may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then-current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be terminated in accordance with applicable law.
The Plan may be amended by the Board, except that after notification to the shareholders of the Acquired Fund, no amendment may be made that, in the opinion of the Board, would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.
Under the Plan, PGI will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization which will be approximately $10,000.
If the Reorganization is not completed for any reason, the Acquired Fund will continue to operate as a series of PFI, and PFI's Board may take any further action as it deems to be in the best interests of the Acquired Fund and its shareholders.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired Fund and the Acquiring Fund are each a separate series of PFI, and the Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5 shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation, and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in services as described below under "The Cost of Investing and Ongoing Fees." Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders that the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights, and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a significant portion of the Acquired Fund’s assets in its business, will continue the Acquired Fund’s historic business, and can hold 100% of Acquired Fund's assets, the combination of the Acquired Fund into the Acquiring Fund should exhibit a continuity of business enterprise. Therefore, it is expected that the combination should be considered a tax-free "reorganization" under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss should be recognized by the Acquired Fund or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund should equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares should include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of October 31, 2021, the Acquired Fund had no capital loss carryforwards.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, may declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains or losses on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.
CAPITALIZATION
The following tables show as of August 31, 2022: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of August 31, 2022, the Acquired Fund had seven outstanding classes of shares; Class A, Class J, Institutional, R-1, R-3, R-4 and R-5. As of August 31, 2022, the Acquiring Fund had seven outstanding classes of shares; Class A, Class J, Institutional, R-1, R-3, R-4 and R-5.
Given both the Acquired Fund and the Acquiring Fund are fund of funds, the Reorganization would involve an in-kind transfer of all the shares of the underlying fund. As a result, management expects there to be no transition costs.
PGI, investment advisor to the Funds, will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization which is estimated to be approximately $10,000.

PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$23,480	$11.56	2,032
J	172,163	11.40	15,096
Institutional	323,988	11.47	28,251
R-1	3,119	11.43	273
R-3	15,304	11.36	1,347
R-4	5,215	11.40	457
R-5	14,688	11.42	1,286
	$557,957		48,742

PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$17,418	$10.87	1,602
J	61,328	10.69	5,735
Institutional	256,732	10.77	23,869
R-1	1,754	10.79	163
R-3	8,179	10.66	767
R-4	3,682	10.69	344
R-5	10,817	10.76	1,005
	$359,910		33,485

Increase in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund.
A			128
J			1,009
Institutional			1,831
R-1			16
R-3			89
R-4			31
R-5			79
			3,183

PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund) (pro forma assuming Reorganization)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
A	$40,898	$10.87	3,762
J	233,491	10.69	21,840
Institutional	580,720	10.77	53,951
R-1	4,873	10.79	452
R-3	23,483	10.66	2,203
R-4	8,897	10.69	832
R-5	25,505	10.76	2,370
	$917,867		$85,410

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Registrant’s Statement of Additional Information ("SAI"), the Registrant’s Board (the "Board") may change any Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Investors should consider the risks of a Fund before making an investment; it is possible to lose money by investing in a Fund.
Active Management
The performance of a fund that is actively managed (including hybrid funds or passively-managed funds that use a sampling approach that includes some actively-managed components) will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund’s investment objective. Actively-managed funds may invest differently from the benchmark against which the Fund’s performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, a range of economic, political and financial factors, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate and municipal issuers, and other general market conditions.
Models, which may assist portfolio managers and analysts in formulating their securities trading and allocation decisions by providing investment and risk management insights, may also expose a fund to risks. Models may be predictive in nature, which models depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the fund to achieve its investment objective. In addition, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
An active fund’s investment performance depends upon the successful allocation of the fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund’s investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Passive Management (Index Funds)
Some funds (including index funds and hybrid funds that include a passive component) use a passive, or indexing, investment approach. Funds that are pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Some index funds attempt to fully replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, other index funds may use a "sampling" approach and may not be invested in the less heavily weighted securities held by the index. Some index funds may invest in index futures, swaps, and/or exchange-traded funds on a daily basis in an effort to minimize tracking error relative to the benchmark.
It is unlikely that an index fund’s performance will perfectly correlate with the performance of the fund’s relevant index. An index fund’s ability to match the performance of its index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.
The providers of the Funds' respective underlying indexes do not provide any warranty or accept any liability for the quality, accuracy or completeness of any index or its related data. Those managing an index fund’s investments manage such fund consistently with the underlying index provided by the index provider and do not provide any warranty or guarantee against the index provider’s or its agent’s errors. Errors in the quality, accuracy and completeness of the data used to compile an underlying index may occur and may not be identified and corrected in a timely manner, or at all. Such errors may negatively or positively impact the performance of a fund.
Unusual market conditions may cause an index provider to postpone a scheduled rebalance, which could cause a fund’s underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance, particularly in a time of market volatility, could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions. Apart from scheduled rebalances, an index provider may carry out additional index rebalances due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents. When an index is rebalanced and an index fund in turn rebalances its portfolio, such fund and its shareholders bear any related transaction costs and market exposure.
Cash Management
Funds may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. For example, to attempt to provide returns similar to its benchmark, a Fund (regardless of how it designates usage of derivatives and investment companies in the table below) may invest uninvested cash in derivatives, such as stock index futures contracts, or exchange-traded funds ("ETFs"), including Principal Exchange-Traded Funds ETFs. In selecting such investments, the Advisor may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for the Fund.
Liquidity
The Funds have established a liquidity risk management program as required by the SEC’s Liquidity Rule. Under the program, PGI assesses, manages, and periodically reviews each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As part of the program, PGI classifies each investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund’s portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Additionally, U.S. and world economies, as well as markets (or certain market sectors), may experience greater volatility in response to the occurrence of natural or man-made disasters and geopolitical events, such as war, acts of terrorism, pandemics, military actions, trade disputes, or political instability. Moreover, if a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.
Recent events are impacting the securities markets. Russia's invasion of Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions could be substantial.
Other recent market disruption events include the pandemic spread of the novel coronavirus designated as COVID-19. The transmission of COVID-19 and efforts to contain its spread resulted in border closings and other travel restrictions and disruptions, disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations and reductions, significant challenges in the healthcare industry, and quarantines. As experienced with the COVID-19 pandemic, health crises may exacerbate other pre-existing political, social, economic, market and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market disruption events could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the funds and their investments, and may result in a fund’s inability to achieve its investment objectives, cause funds to experience significant redemptions, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund. You should also review this Prospectus and the Statement of Additional Information to understand each fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a fund may satisfy redemption requests in-kind.
Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities lending agent (e.g., a bank or trust company) who arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in the Principal Funds, Inc. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process, the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower, and credit, legal, counterparty and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include "payments in lieu of dividends," which the Funds anticipate they will receive in securities lending transactions.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal (meaning they are relevant to a Fund but to a lesser degree than those designated as principal), or not applicable for each Fund. The risks described below for each Fund that operates as a fund of funds (as identified in the table) include risks at both the fund of funds level and underlying funds level. Each Fund is also subject to the risks of any underlying funds in which it invests.
The SAI contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2010	PRINCIPAL LIFETIME STRATEGIC INCOME
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal
Commodity-Related Investments	Non-Principal	Non-Principal
Contingent Convertible Securities ("CoCos")	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal
Counterparty Risk	Principal	Principal
Derivatives	Principal	Principal
Emerging Markets	Non-Principal	Non-Principal
Equity Securities	Principal	Principal
• Growth Style	Principal	Principal
• Smaller Companies	Non-Principal	Non-Principal
• Value Style	Principal	Principal
Fixed-Income Securities	Principal	Principal
Foreign Currency	Principal	Principal
Foreign Securities	Principal	Principal
Fund of Funds	Principal	Principal
Hedging	Non-Principal	Non-Principal
High Portfolio Turnover	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Non-Principal
Investment Company Securities	Principal	Principal
Leverage	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal
Portfolio Duration	Principal	Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Redemption and Large Transaction Risk	Principal	Principal
Securitized Products	Principal	Principal
Short Sales	Non-Principal	Non-Principal
U.S. Government and U.S. Government-Sponsored Securities	Principal	Principal

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured by specific collateral, and have a claim on the Borrower’s assets and/or stock that is senior to that held by the Borrower’s unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. The Funds may purchase bank loans that are rated below-investment-grade (sometimes called "junk") or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. Bank loan interests may not be considered "securities," and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause a fund to be unable to realize full value and thus cause a material decline in a fund’s net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London InterBank Offered Rate (LIBOR), the Secured Overnight Financing Rate (SOFR), a similar reference rate, or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.
Commodity-Related Investments
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international, and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Contingent Convertible Securities ("CoCos")
Contingent convertible securities ("CoCos") are hybrid debt securities intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:
•The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.
•CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.
•CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a "trigger"), each holder will be further subordinated.
•The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Moreover, the performance of CoCos may be correlated with one another and as a result negative information of one issuer may cause decline in the value of CoCos of many other issuers.
Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may result in the fund’s complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade (sometimes referred to as "junk"). Many convertible securities are relatively illiquid.

Counterparty Risk
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, a fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:
•increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;
•the inability of those managing investments of the fund to correctly predict the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;
•losses caused by unanticipated market movements, which may be substantially greater than a fund’s initial investment and are potentially unlimited;
•the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;
•the possibility that the counterparty may fail to perform its obligations; and
•the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Fund are listed in its Fund Summary.
•Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.
•Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
•Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

•Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.
•These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.
•Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
Emerging Markets
The Funds consider a security to be tied economically to an emerging market (an "emerging market security") if the issuer of the security has its principal place of business or principal office in an emerging market, has its principal securities trading market in an emerging market, or derives a majority of its revenue from emerging markets.
Usually, the term "emerging market" (also called a "developing market") means any market that is considered to be an emerging market by the international financial community (such as markets tied to securities included in the MSCI Emerging Markets Index or Bloomberg Emerging Markets USD Aggregate Bond Index). Emerging markets generally exclude the U.S., Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies in emerging markets are subject to higher risks than investments in companies in more developed markets. These risks include:
•increased social, political, and economic instability;
•a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;
•lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•relatively new capital market structure or market-oriented economy;
•the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing markets have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those markets.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing markets. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors, including instances of fraud in emerging markets. For example, in certain emerging markets, there are significant legal obstacles to obtaining information needed for investigations or litigation. Similar limitations apply to the pursuit of actions against individuals, including officers, who may have engaged in fraud or wrongdoing. In addition, local authorities often are constrained in their ability to assist U.S. authorities and overseas investors more generally. There are also legal or other obstacles to seeking access to funds in a foreign country.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company’s outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Style
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Smaller Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Style
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock’s intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, asset- and mortgage-backed securities, and municipal, agency, and U.S. government securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from a low interest rate environment may lead to heightened volatility and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund’s income. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

The United Kingdom’s Financial Conduct Authority, which regulates the London Inter-bank Offered Rate ("LIBOR"), no longer publishes non-U.S. dollar LIBOR, 1-week U.S. dollar LIBOR, or 2-month U.S. dollar LIBOR rates as of December 31, 2021. The remaining, most widely used U.S. dollar LIBOR rates will no longer be published after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of a replacement rate and, as a result, the potential effect of a transition away from LIBOR on a fund or certain of its investments cannot be determined. LIBOR’s discontinuation and replacement could lead to short-term and long-term uncertainty, market instability, and adverse impacts to newly issued and existing financial instruments that reference LIBOR. While some instruments may contemplate the discontinuation of LIBOR by providing for an alternative rate-setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, LIBOR’s discontinuation or replacement may affect the value, liquidity, or return on certain Fund investments and may result in costs in connection with closing out positions and entering into new trades. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
The U.S. Federal Reserve, along with a steering committee comprised of large U.S. financial institutions known as the Alternative Reference Rates Committee, intends to replace U.S. dollar LIBOR with the Secured Overnight Financing Rate ("SOFR"), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Bank working groups and regulators in other countries have suggested other alternatives for their markets.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Additionally, a Fund’s investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.
Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to "lock in" the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a "foreign security") if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
There may be less publicly available information about foreign companies than U.S. companies, and information about foreign securities in which the Funds invest may be less reliable or complete. Foreign companies, including those listed on U.S. securities exchanges, may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund’s investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund’s portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
A fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a fund expects to recover withholding taxes, the net asset value of a fund generally includes accruals for such tax refunds. If the likelihood of recovery materially decreases, accruals in the fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the fund’s net asset value. Shareholders in the fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a fund receives a tax refund that has not been previously accrued, shareholders in the fund at the time of the successful recovery will benefit from the resulting increase in the fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the fund’s net asset value.
If a fund’s portfolio invests significantly in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not as heavily invested in that region. For example, with respect to funds that invest significantly in China or the EU:
•Investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the funds.
•Funds that invest in the United Kingdom (the "UK") face risks related to the UK's departure from the EU, commonly known as "Brexit." Brexit has resulted in significant uncertainties and instability in the financial markets, and considerable uncertainty remains related to the potential consequences associated with the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK's exit will increase the likelihood of other countries also departing the EU. Brexit may have significant political and financial consequences in the UK, as well as in European markets and the broader global economy, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally.

Fund of Funds
The performance and risks of a fund of funds directly correspond to the performance and risks of the underlying funds in which the fund invests.
As of October 31, 2021, the Acquired Fund's and the Acquiring Fund's Account assets were allocated among the underlying funds as identified in the tables below.

Underlying Fund	Principal LifeTime 2010 Fund (Acquired Fund)	Principal LifeTime Strategic Income Fund (Acquiring Fund)
Blue Chip Fund	4.1%	3.3%
Core Fixed Income Fund	34.3%	37.3%
Diversified International Fund	5.7%	4.8%
Diversified Real Asset Fund	1.9%	2.1%
Equity Income Fund	3.6%	2.9%
High Income Fund	6.8%	7.4%
Inflation Protection Fund	4.8%	5.1%
International Small Company Fund	1.1%	1.0%
LargeCap Growth Fund I	3.8%	3.1%
LargeCap S&P 500 Index Fund	2.4%	2.1%
LargeCap Value Fund III	3.7%	3.0%
MidCap Fund	1.9%	1.6%
MidCap Value Fund I	1.9%	1.5%
Origin Emerging Markets Fund	1.4%	1.2%
Overseas Fund	3.2%	2.6%
Short-Term Income Fund	17.5%	19.5%
SmallCap Growth Fund I	0.9%	0.7%
SmallCap Value Fund II	1.0%	0.8%
Total	100.0%	100.0%
A fund of funds indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the underlying funds. Generally, if an underlying fund offers multiple classes of shares for investment by funds of funds, the Funds will purchase shares of the class with the lowest expense ratio (expressed as a percent of average net assets on an annualized basis) at the time of purchase.
If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing a fund targeting an earlier date represents a more conservative choice; choosing a fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.
Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until those managing the investments of the fund determine that it is appropriate to dispose of them.
Management of funds of funds entails potential conflicts of interest: a fund of fund may invest in affiliated underlying funds; and those who manage the fund’s investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund of fund assets to underlying funds from which they receive higher fees.

Hedging
Hedging is a strategy that can be used to attempt to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund’s investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund’s investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund’s investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund), may result in higher taxes when fund shares are held in a taxable account, and may lower the fund’s performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
High Yield Securities
Below investment grade securities are fixed income securities that are rated at the time of purchase Ba1 or lower by Moody’s Investors Service, Inc. ("Moody’s") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the security has been rated by only one of those agencies, that rating will determine if the security is below investment grade; if the security has not been rated by either of those agencies, those managing investments of a Fund will determine whether the security is of a quality comparable to those rated below investment grade).
Below investment grade securities are sometimes referred to as high yield or "junk bonds" and are considered speculative, particularly with respect to the issuer’s continuing ability to meet principal and interest payments. Such securities could be in default at time of purchase. Each fund of funds may invest in underlying funds that may invest in such securities.
Investing in high yield securities involves special risks in addition to those associated with investing in investment grade securities:
•High yield securities may be less liquid than investment grade securities.
•The secondary market on which high yield securities are traded may be less liquid, which may reduce the price of the security and adversely affect and cause large fluctuations in the daily price of the Fund’s shares.
•Analysis of the creditworthiness of issuers of high yield securities is more complex. To the extent a Fund invests in high yield securities, its ability to meet its objective may be more dependent on such credit analyses.
•High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions. Although high yield securities prices tend to be less sensitive to interest rate changes than those of investment grade securities, they tend to be more sensitive to adverse economic downturns or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities, especially in a thinly traded market.

•If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.
•If an issuer of high yield securities undergoes a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. Moreover, to the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the Fund’s detriment (such as distributing cash to equity holders, incurring additional indebtedness, and disposing of assets), the underlying value of the high yield security may decline.
The use of credit ratings for evaluating high yield securities also involves certain risks. For example, credit ratings reflect the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund’s investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired.
Master Limited Partnerships ("MLPs")
An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.

MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate the Fund’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a "Schedule K-1."
If, as a result of a change in current law or a change in an MLP’s business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Municipal Obligations and AMT-Subject Bonds
The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority; generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
AMT-subject bonds are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT"). See "Tax Considerations" for a discussion of the tax consequences of investing in the fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or for a bond fund, the average life of the fund’s underlying bonds, weighted by the percentage of the fund’s assets that each represents) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Preferred Securities
Preferred securities include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable rate distributions and generally have a payment "preference" over common stock, but are junior to the issuer’s senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders’ claims on assets in a corporate liquidation.

Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par "retail" and the $1,000 par "institutional" segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a "clean" price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts ("REITs")
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption and Large Transaction Risk
Ownership of a fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause a fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products
Securitized products are fixed income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s).
A fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.
The specific securitized products that are principal strategies of each Fund are listed in its Fund Summary.
•Mortgage-backed securities ("MBS") represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans may be prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

•Commercial mortgage-backed securities ("CMBS") represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests influences the interest rate, credit and prepayment risks. Many of the loans related to CMBS do not allow voluntary prepayment, which can help mitigate or eliminate prepayment risk.
•Asset-backed securities ("ABS") are backed by non-mortgage assets such as company receivables, company loans, truck and auto loans, student loans, leases and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.
Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) with the hope of purchasing the same security at a later date at a lower price. A fund may also take a short position in a derivative instrument, such as a future, forward or swap. If the market price of the security or derivatives increases, the fund will suffer a (potentially unlimited) loss when it replaces the security or derivative at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to post collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.
Certain funds may also invest the proceeds received from short selling securities, which creates additional leverage. Using such leverage allows the fund to use the proceeds to purchase additional securities, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. Leverage also magnifies the volatility of changes in the value of the fund’s portfolio. The effect of the use of leverage by the fund in a market that moves adversely to its investments could result in substantial losses to the fund, which would be greater than if the fund were not leveraged. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.
The short sale proceeds utilized by a fund to leverage investments are collateralized by all or a portion of such fund’s portfolio. Accordingly, a fund may pledge securities in order to effect short sales, utilize short sale proceeds or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the fund’s margin accounts decline in value, the fund could be subject to a "margin call", pursuant to which the fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of all or a portion of the pledged securities to compensate for the decline in value. The banks and dealers that provide leverage to the fund have discretion to change the fund’s margin requirements at any time. Changes by counterparties in the foregoing may result in large margin calls, loss of leverage and forced liquidations of positions at disadvantageous prices. The utilization of short sale proceeds for leverage will cause the fund to be subject to higher transaction fees and other costs.
U.S. Government and U.S. Government-Sponsored Securities
U.S. Government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. Government.

There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The PFI Board of Directors has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired Fund and the Acquiring Fund offer Institutional Class and Classes A, J, R-1, R-3, R-4 and R-5. The shares are the same except for differences in purchaser eligibility, class expenses, excessive trading, and other fees, as described elsewhere in this Information Statement/Prospectus. Additional share classes may be offered in the future by the Acquiring Fund.
Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.
Dividends and Distributions
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. Each Fund pays its net investment income to record date shareholders; this record date is the business day before the payment date. The payment schedule is as follows:
•    The Acquired Fund and the Acquiring Fund each pay its net investment income annually in December.
For more details on the payment schedule, go to: www.principalfunds.com/taxcenter.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day before the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:
•invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
•paid in cash, if the amount is $10 or more.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such, regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. Furthermore, such notice will be posted monthly on our website at www.principalfunds.com/sources-of-distribution. You may request a copy of all such notices, free of charge, by telephoning 1 (800) 222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value ("NAV") per share. Each Fund’s NAV is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after we receive the order in proper form.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Funds, the NAV is calculated by:
•taking the current market value of the total assets of the Fund
•subtracting liabilities of the Fund
•dividing the remainder proportionately into the classes of the Fund
•subtracting the liability of each class
•dividing the remainder by the total number of shares outstanding for that class.
With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Fund’s NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
Notes:
•If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Board. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.
•The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
•Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Manager expects the securities may be sold.

TAX INFORMATION
It is a policy of each Fund to make distributions of substantially all of its respective investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or are reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
A return of capital is a nondividend distribution that is not paid out of the earnings and profits of the Fund. A return of capital distribution is generally not taxed until your investment in the Fund has been recovered. A return of capital reduces your cost basis in the Fund which may increase your tax liability upon the sale of your Fund shares or upon subsequent distributions in respect of your investment in the Fund.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid "back-up" withholding, which is imposed at a rate of 24%. The Fund is required in certain cases to withhold and remit to the U.S. Treasury 24% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who has provided either an incorrect tax identification number or no number at all, who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds' default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Under U.S. Treasury Regulations non-corporate Fund shareholders meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to them by the Fund. The 20 percent deduction applies to qualified REIT dividends distributed during 2018-2025 tax years.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
The information contained in this Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Funds. You should consult your tax advisor before investing in the Funds.
Funds Investing in Securities Generating Tax-Exempt Income
Distributions designated as "exempt-interest dividends" by a Fund investing in securities generating tax-exempt income are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in such Funds may have on the federal taxation of your benefits. Some Funds may invest in "AMT-subject bonds," which are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT"). A portion of such Funds' distributions may, therefore, be subject to federal income taxes or to the federal individual alternative minimum tax. Some Funds may invest a portion of their assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by such Funds will be taxable as described in this section. A portion of the dividends paid by such Funds may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in such Funds.
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees. Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of the Funds. PFD is an affiliate of Principal Life Insurance Company, a subsidiary of Principal Financial Group, Inc., and a member of Principal®.
Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Classes A, J, R-1, R-3, and R-4 shares of Principal Funds. Under the 12b-1 plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are shareholders of the Funds for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. These financial intermediaries include Principal Securities, Inc., a broker-dealer affiliated with PGI. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under each 12b-1 plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized
Rate 12b-1 Fee
A	0.25%
J	0.15%
R-1	0.35%
R-3	0.25%
R-4	0.10%
The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class, and the activities vary depending on the share class. In addition to shareholder services, examples of such sales or distribution related expenses include, but are not limited to:
Compensation to salespeople and selected dealers, including ongoing commission payments.
Printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.
Examples of services to shareholders include furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.
Payments under the 12b-1 plans will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plans when the Board directs the implementation of the closure of a Fund.
Classes A
Generally, to receive 12b-1 fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid.
Class J Shares
Effective January 1, 2021, the Distributor has voluntarily agreed to limit the Distribution Fees attributable to Class J, reducing the Fund’s Distribution Fees for Class J Shares by 0.020%.* This voluntary waiver may be revised or terminated at any time without notice to shareholders.
* For the period from December 31, 2016 to December 31, 2020, the voluntary waiver was 0.030%.
Commissions, Finder’s Fees, and Ongoing Payments. See "Choosing a Share Class and The Costs of Investing" for more details.
Class A Shares
All or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $250,000 or $500,000 or more depending on the Fund purchased), which are not subject to initial sales charges.

Classes A, J, R-1, R-3, and R-4 Shares
Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at a rate that varies by class, as noted above under "Distribution and/or Service (12b-1) Fees."
Additional Payments to Intermediaries. Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Classes A and J Shares
In addition to payments pursuant to 12b-1 plans, sales charges, commissions and finder’s fees, including compensation for referrals, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and shareholder services. In some situations, the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.
PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such additional payments vary, but generally do not exceed: (a) 0.25% of the current year’s sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary.
The Distributor and its affiliates pay a bonus or other consideration or incentive to certain intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.
Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
In addition to payments pursuant to applicable 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. For Classes R-1, R-3, R-4, and R-5 shares, such compensation is generally paid out of the Service Fees and Administrative Service Fees that are disclosed in this prospectus as Other Expenses. For Institutional Class shares, in some situations the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.
PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
For Institutional Class shares, such payments vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is typically paid all of the Service Fees and Administrative Service Fees pertaining to such plans, and it also is paid other compensation described in this section as payable to intermediaries.
Institutional Class and Classes A, J, R-1, R-3, R-4, and R-5 Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary. The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.

For more information, see the Statement of Additional Information (SAI)
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
THE COST OF INVESTING AND ONGOING FEES
The Cost of Investing. Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase.
Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
•the dollar amount you are investing,
•the amount of time you plan to hold the investment,
•any plans to make additional investments in the Principal Funds, and
•eligibility to purchase the class.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.
Fees and Expenses of the Funds
Classes A and J Shares
These share classes may include a front-end sales charge and/or contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. Appendix B to this prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions", contains information about intermediary-specific sales charge waivers and reductions that will be available if you purchase Fund shares through those intermediaries. The prospectus discusses the initial sales charge or contingent deferred sales charge waivers or reductions that will be available if you purchase Fund shares directly from the Fund or through another intermediary not listed on Appendix B.
In all instances, to receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If you or your Financial Professional do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you are otherwise entitled.
Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
Fund shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions.
However, if you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary. Shares of each Fund are usually available in other share classes that have different fees and expenses.

One-Time Fee - Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms ("dealers") for selling Class A shares.
Note:    Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted.
For more information regarding compensation paid to dealers, see "Distribution Plans and Additional Information Regarding Intermediary Compensation."

PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
	Class A Sales Charge as % of		Dealer Allowance
Amount of Purchase	Offering Price	Amount Invested	as % of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%*

*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A and J shares.

Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of initial (front-end) sales charge waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary’s applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following initial sales charge waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.
Initial Sales Charge Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
•No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding "Class A Sales Charges" table.
•You may reinvest the Funds’ Class A share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge.
•A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:
•current and former Directors of Principal Funds, member companies of Principal®, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;
•any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that makes available shares of a Fund;

•clients investing in Class A shares through a "wrap account" or investment product offered through broker-dealers, registered investment advisors, and other financial institutions under which clients may pay a fee to the broker-dealer, registered investment advisor, or financial institution;
•any investor who buys Class A shares through an omnibus account held by financial intermediaries, such as a bank, broker-dealer, or other financial institution, and that does not accept or charge the initial sales charge;
•financial intermediaries who offer shares to self-directed investment brokerage accounts;
•retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs; and
•shareholders who acquired Class A shares of Principal Capital Appreciation Fund through that fund’s acquisition of Class J shares of the LargeCap Blend Fund II.
•The following two bullet points are only applicable to intermediaries that are affiliated with Principal Financial Group, Inc. A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:
•Premier Credit Union when the shares are owned directly with Principal Funds; and
•non-ERISA clients of Principal Global Investors LLC.
Initial Sales Charge Reduction - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
(1)Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by (i) you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together "a Qualified Purchaser") will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons, plus (ii) the value of holdings by you or an immediate family member which includes your spouse, domestic partner, parent, legal guardian, child, sibling, stepchild, and father- or mother-in law of Classes A, C, and R Units of the Scholar’s Edge 529 Plan, to determine the applicable sales charge. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.
(2)Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together "a Qualified Purchaser") will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13-month period), sufficient shares will be sold to pay the additional sales charge due. If a shareholder who signs an SOI dies within the 13-month period, no additional front-end sales charge will be required and the SOI will be considered met. An SOI is not available for 401(a) plan purchases.

(3)The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Diversified Income Fund, LargeCap S&P 500 Index Fund, and Short-Term Income Fund shares.
(4)The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, or payroll deduction plan established before March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Diversified Income Fund, LargeCap S&P 500 Index Fund, and Short-Term Income Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.
Institutional Class and Classes J, R-1, R-3, R-4, and R-5 Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
One-Time Fee - Contingent Deferred Sales Charge ("CDSC"). If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the "Class A Sales Charges" table, are generally subject to a CDSC of 1.00% (0.25% for the LargeCap S&P 500 Index Fund) if the shares are redeemed during the first 18 months after purchase (12 months after purchase for the California Municipal, Short-Term Income, and Tax-Exempt Bond Funds), unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
The CDSC generally will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Class J Shares
If you sell your Class J shares within 18 months of purchase, a CDSC may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 90 days after the sale of Class J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares Fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.

Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
These share classes are not subject to a CDSC.
CDSC Waiver
The CDSC may be waived on Classes A and J shares of the Funds; waivers vary depending on how shares are purchased. Certain waivers and reductions apply when shares are purchased directly from the Fund; others apply when shares are purchased through an intermediary. Intermediaries may have different policies and procedures regarding the availability of waivers or reductions of the CDSC. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary’s applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following CDSC waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of redemption of any facts qualifying you for sales charge waivers or reductions.
CDSC Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
For Classes A and J shares, the CDSC is waived on shares:
•redeemed within 90 days after an account is re-registered due to a shareholder’s death;
•redeemed to pay surrender fees;
•redeemed to pay retirement plan fees;
•redeemed involuntarily from accounts with small balances;
•redeemed due to the shareholder’s disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;
•redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;
•redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant’s death, disability, retirement, or separation from service after attaining age 55;
•redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)
For Class J shares, the CDSC also is waived on shares redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO).
Ongoing Fees. The ongoing fees are the operating expenses of a Fund, which are described in the "Annual Fund Operating Expenses" table included in the Summary for each Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
Each fund of funds, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each fund of funds is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:
•Management Fee (all Classes) — Through the Management Agreement with the Registrant, PGI has agreed to provide investment advisory services and corporate administrative services to the Funds.
•Distribution Fee (Classes A, C, J, R-1, R-3, and R-4) — Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for the foregoing classes. Under the plan, these classes of each Fund pay a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.
•Other Expenses (all Classes) — A portion of expenses that are allocated to all classes of the Funds. Other expenses include interest expense, expenses related to fund investments, and index licensing fees. Additional examples of other expenses include:
•Transfer Agent Fee (all Classes) — Principal Shareholder Services, Inc. ("PSS") has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to these classes. For Class J shares, these services are currently provided at a rate that includes a profit; for Classes A, C, and Institutional Class shares, these services are currently provided at cost. The Fund does not pay for these services for Classes R-1, R-3, R-4, R-5, and R-6 shares.
•Certain Operating Expenses (Institutional Class and Classes A, C, J, and R-6) — Expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders of these classes, the cost of shareholder meetings held solely for shareholders of these classes, and other operating expenses of the Fund.
•Service Fee (Classes R-1, R-3, R-4, and R-5) — PGI has entered into a Service Agreement with the Fund under which PGI is required to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members), such as responding to plan sponsor and plan member inquiries.
•Administrative Services Fee (Classes R-1, R-3, R-4, and R-5) — PGI has entered into an Administrative Services Agreement with Principal Funds under which PGI is required to provide shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.
•Acquired Fund Fees and Expenses (all Classes) — Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds. Frequent purchases and redemptions pose a risk to the Funds because they may:
•Disrupt the management of the Funds by:
◦forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and
◦causing unplanned portfolio turnover;
•Hurt the portfolio performance of the Funds; and
•Increase expenses of the Funds due to:
◦increased broker-dealer commissions and
◦increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to "fair value" foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.

The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds invest could flow through to the funds of funds as they would for any fund shareholder. If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
•Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•Limiting the number of exchanges during a year; and
•Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance.
Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
In addition to taking any of the foregoing actions, if we, or a Fund, deem abusive trading practices to be occurring, we may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
The Funds have adopted an exchange frequency restriction for these classes, described above in "Exchange of Fund Shares" to limit excessive trading in fund shares.
SHAREHOLDER RIGHTS
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PFI may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PFI also provide that PFI does not need to hold an annual meeting of shareholders except as required by law or as determined by the Board. Accordingly, PFI intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852.

PURCHASE OF FUND SHARES
PFI offers funds in multiple share classes: A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6. Funds available in multiple share classes have the same investments, but differing expenses. Institutional Class and Classes A, J, R-1, R-3, R-4, and R-5 shares are offered by the Acquired Fund and the Acquiring Fund.
The Funds reserve the right to refuse or cancel any purchase orders, including those by exchange, for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PGI’s opinion, may be disruptive to the Funds. For these purposes, PGI may consider an investor’s trading history in the Funds or other funds sponsored by Principal Life and accounts under common ownership or control.
PGI may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or to close certain Funds or share classes to new and existing investors.
Principal Funds will not issue certificates for shares.
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, PGI, any sub-advisor, or Principal Funds Distributor, Inc.
Procedures for Opening an Account.
Classes A Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Funds by visiting our website to obtain the appropriate forms.
Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan ("AIP"). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). An investment in a Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Funds also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.
Class J Shares
Class J shares are currently available through registered representatives of:
•Principal Securities, Inc. ("PSI") who are also employees of Principal Life distribution channels used to directly market certain products and services of subsidiaries of Principal Financial Group, Inc. as well as provide retirement plan services and education on topics such as investing and retirement. These PSI registered representatives are with Principal Connection (part of Principal Bank), and
•Selected broker-dealers that have entered into a selling agreement to offer Class J shares.
Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1 (800) 247-8000.

Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
Shares of the Funds are generally purchased through Financial Professionals. There are no sales charges on Institutional Class and Classes R-1, R-3, R-4, and R-5 shares of the Funds.
Shareholder accounts in these share classes are generally maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally within an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Funds as evidence of ownership of Fund shares. Contact your Financial Professional for additional information on how to buy shares.
Verification of Identity. To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we (or your Financial Professional) may ask for your name, address, date of birth, and other information that will allow us (or your Financial Professional) to verify your identity. We (or your Financial Professional) may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.
Principal Funds will not establish accounts with foreign addresses. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account. Principal Funds will not establish accounts that are for the benefit of a business/organization that is illegal under Federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Eligible Purchasers. You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may broaden or limit the designation of eligible purchasers, permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. Not all of the Funds are offered in every state. Please check with your Financial Professional or our home office for state availability.

Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
Some eligible purchasers (as listed below) purchase shares through plans or other intermediaries; such plans or intermediaries may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor’s financial considerations are different. You should speak with your Financial Professional to help you decide which share class is best for you.

Eligible purchasers currently include, but are not limited to:	Institutional	R-1	R-3	R-4	R-5
retirement and pension plans to which Principal Life Insurance Company ("Principal Life") provides recordkeeping services	X	X	X	X	X
separate accounts of Principal Life	X	X	X	X	X
Principal Life or any of its subsidiaries or affiliates	X	X	X	X	X
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds	X	X	X	X	X
clients of Principal Global Investors, LLC	X	X	X	X	X
certain employer sponsored retirement plans with plan level omnibus accounts	X	X	X	X	X
certain pension plans and employee benefit plans	X	X	X	X	X
certain retirement account investment vehicles administered by foreign or domestic pension plans	X	X	X	X	X
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate	X	X	X	X	X
certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services	X	X	X	X	X
investors investing at least $1,000,000 per fund	X
sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs	X
certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans	X
institutional clients that Principal Life has approved for purposes of providing plan recordkeeping	X
institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations	X
collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity	X
certain clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate	X
the portfolio manager of any advisor to the fund	X
certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others)	X
retirement plans and IRAs investing through a retirement marketplace enabled by state legislation	X
Class R-1 Shares
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 shares are no longer available for purchase from new retirement plans except in limited circumstances. However, if a retirement plan currently offers Class R-1, such plans will be allowed to continue to invest in these share classes through Funds they currently offer in their plans or Funds they add to their plans.
Investment Company Purchasers
Each Fund is an investment company registered with the SEC under the 1940 Act. If a purchaser of Fund shares is also a registered investment company or a private fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, it may be limited by the 1940 Act in the amount of Fund shares it can purchase (i.e., Section 12(d)(1)(A)). Such purchaser must comply with such limitations or avail itself, if possible, of any applicable exemptions from such limitations (e.g., a registered investment company may rely on Rule 12d1-4 of the 1940 Act).

Minimum Investments.
Classes A and J Shares
Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.
Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan ("AIP") is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually.
Minimum initial and subsequent investments may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.
Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
There are no minimum initial or subsequent investment requirements for an investor who otherwise qualifies as an eligible purchaser.
Payment.
Classes A and J Shares
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check), bank wire, direct deposit, or Automatic Investment Plan ("AIP"). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house ("ACH") debit entry to your account. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value ("‘NAV"). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Registrant uses to value its portfolio securities as described in this Prospectus.
You may reinvest your redemption proceeds, dividend payment or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds within 90 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 90 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 90 days. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Your Financial Professional can help you establish an Automatic Investment Plan ("AIP"). You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made (if none is selected, the investment will be made on the 15th of the month). If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day before your selected day.
Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
Payments are generally to be made through your plan or intermediary. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
For Institutional Class shareholders investing through a retirement marketplace enabled by state legislation, please contact Principal Funds by calling 1 (800) 222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
REDEMPTION OF FUND SHARES
Under normal circumstances, you may redeem shares of any class of the Funds at any time. There is no fee for any redemption. The Board has determined that it is not necessary to impose a fee upon the redemption of Fund shares, because the Fund has adopted transfer restrictions as described in EXCHANGE OF FUND SHARES.
The shares you redeem will have the NAV per share that is next computed after the Fund receives and accepts your redemption order in proper and complete form. The amount you receive will be reduced by any applicable CDSC except as noted above. Your redemption proceeds will generally be sent on the next business day (a day when the NYSE is open for normal business) following the date on which your request is received and accepted in proper and complete form. Although you can redeem your shares at any time, if you purchased shares by check or ACH and subsequently request a redemption of those shares, your redemption proceeds will generally be delayed for seven calendar days after the purchase to allow a sufficient period of time to ensure your recent payment has been cleared by the relevant bank. To redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone, unless you contact the Fund and make an alternate arrangement.
Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payments for more than seven days, as permitted by federal securities law.
Under normal circumstances, the Funds expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. No Fund can borrow under the bank line-of-credit while also a lender under the interfund lending facility. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute "in kind" securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
The agreement for the above-mentioned line of credit is with The Bank of New York Mellon and is syndicated.
Classes A and J Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).
Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:
•lump sum of the entire interest in the account,
•partial interest in the account, or
•periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

Tax penalties may apply to distributions before the participant reaches age 59½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:
•payable to all owners on the account (as shown in the account registration) and
•mailed to the address on the account (if not changed within the last 15 days) or sent by wire or ACH to previously authorized U.S. bank account (if not added or changed within the last 15 days).
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
•when an owner has died;
•for certain employee benefit plans; or
•owned by corporations, partnerships, agents, or fiduciaries.
Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:
Send a letter or our distribution form which is signed by an owner of the account,
•Specify the account number, and
•Specify the number of shares or the dollar amount to be sold.
•If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone or Website, in amounts of $100,000 or less
To sell shares by telephone:
•The request may be made by a shareholder or by the shareholder’s Financial Professional.
•The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
•Wire or ACH to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days.
•If our phone lines are busy or our website is unavailable, you may need to send in a written sell order.
Telephone and/or Website redemption privileges are NOT available for all account types.
Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
You may redeem shares of the Funds in any of the following ways:
Through an Employer Sponsored Retirement Plan Administrator or Record-Keeper
If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.
Through your Financial Professional
If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.
By Mail
To sell shares by mail, you must:
•Send a letter or our distribution form which is signed by an owner of the account,
•Specify the account number, and
•Specify the number of shares or the dollar amount to be sold.

If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone
To sell shares by telephone:
•Telephone privileges must apply to the account from which the shares are sold.
•A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.
•A maximum amount (listed below) of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days:
•$10,000,000 for Institutional Class.
•$500,000 for Classes R-1, R-3, R-4, R-5, and R-6.
•A maximum of $500,000 of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.
•If our telephone lines are busy, you may need to send in a written sell order.
Classes A, J, and Institutional Shares - Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:
•completing the applicable section of the application,
•sending us your written instructions,
•completing a Systematic Withdrawal Plan Request form, or
•calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:
•you instruct us to stop or
•your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of "in kind" of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Registrant uses to value its portfolio securities as described in this Prospectus.

EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. All exchanges completed on the same day are considered a single exchange for purposes of the exchange limitations described below. To prevent excessive exchanges, and under other circumstances where the Board or PGI believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
Classes A and J Shares
Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.
You may exchange shares by:
•sending a written request to Principal Funds,
•using our website, or
•calling us, if you have telephone privileges on the account.
Automatic Exchange Election
This election authorizes an exchange from one Fund of Principal Funds to another Fund of Principal Funds on a monthly, quarterly, semiannual, or annual basis. You can set up an automatic exchange by:
•completing the Automatic Exchange Election section of the application,
•calling us if telephone privileges apply to the account from which the exchange is to be made,
•sending us your written instructions, or
•completing an Automatic Exchange Election form.
Your automatic exchange continues until:
•you instruct us to stop (by calling us if telephone privileges apply to the account or sending us your written instructions) or
•your Fund account balance of the account from which shares are redeemed is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General
•An exchange by any joint owner is binding on all joint owners.
•If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•You may acquire shares of a Fund only if its shares are legally offered in your state of residence.

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore, exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
•accounts with identical ownership,
•an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
•a single owner to a Uniform Transfers to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
•a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to the employee benefit plan. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Institutional Class and Classes R-1, R-3, R-4, and R-5 Shares
A shareholder, which may include a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary (which may include, without limitation, an employee retirement plan or other employee benefit plan, plan administrator, plan record keeper, or managed account provider) imposes, Fund shares may be exchanged, without charge, for shares of the same share class of any other Fund of the Principal Funds, provided that:
•the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange,
•the share class of such other Fund is available through the intermediary,
•the share class of such other Fund is available in the shareholder’s state of residence, and
•with respect to shares purchased through an intermediary that is willing and able to impose the 30-day exchange or repurchase restriction described below, the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange.
With respect to shares purchased through an intermediary that is willing and able to impose a 30-day exchange or repurchase restriction, an order to purchase shares of any Fund, will be rejected if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by managers of funds of funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restriction described above, Fund management may waive this restriction based on:
•exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or
•the implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
The Funds’ transfer agent employs transaction monitoring that management believes is reasonably likely to identify and prevent excessive trading in Fund shares. The 30-day exchange or repurchase restriction described above is not imposed with respect to shares held directly with the Funds’ transfer agent. However, such shares may be purchased through an intermediary that imposes such an exchange or repurchase restriction.

PORTFOLIO HOLDINGS INFORMATION
A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PFI's Statement of Additional Information.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of October 5, 2022, the Record Date, the number of shares outstanding for each class of the Acquired Fund and the Acquiring Fund:

Principal LifeTime 2010 Fund		Principal LifeTime Strategic Income Fund
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
A	1,999,645	A	1,594,659
J	14,882,014	J	5,682,314
Institutional	27,857,803	Institutional	23,186,325
R-1	263,746	R-1	162,364
R-3	1,317,623	R-3	753,755
R-4	414,493	R-4	347,099
R-5	1,226,676	R-5	975,032
As of the October 5, 2022 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired Fund or the Acquiring Fund.
As of the October 5, 2022 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership

NATIONAL FINANCIAL SERVICES LLC	A	390,772	19.54%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

PRINCIPAL LIFE INSURANCE CO CUST	A	119,097	5.96%
IRA WILLIAM J HENNESSEY
1 FOREST HILLS BLVD
RENSSELAER NY 12144-5831

PRINCIPAL LIFE INS COMPANY CUST	Institutional	24,136,925	86.64%
FBO PFG OMNIBUS WRAPPED AND CUSTOM
ATTN PLIC PROXY COORDINATOR FUNDS
711 HIGH STREET
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	Institutional	2,755,591	9.89%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 FUND (Acquired Fund)
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership

DCGT AS TTEE AND/OR CUST	R-3	1,213,195	92.07%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-4	250,457	60.42%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

RANGER PIPELINES INCORPORATED	R-4	112,305	27.09%
FBO RANGER PIPELINES INC NQ EXCESS PLAN
ATTN PLAN TRUSTEE
1790 YOSEMITE AVE
SAN FRANCISCO CA 94124-2622

DCGT AS TTEE AND/OR CUST	R-5	1,032,441	84.17%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL TRUST COMPANY	R-5	84,122	6.86%
FBO EXEC 457B OF SANFORD HEALTH
ATTN SUSAN SAGGIONE
1013 CENTRE RD
WILMINGTON DE 19805-1265
As of the October 5, 2022 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership

NATIONAL FINANCIAL SERVICES LLC	A	284,591	17.85%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	A	90,336	5.66%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

PRINCIPAL LIFE INS COMPANY CUST	Institutional	20,681,997	89.20%
FBO PFG OMNIBUS WRAPPED AND CUSTOM
ATTN PLIC PROXY COORDINATOR FUNDS
711 HIGH STREET
DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC INCOME FUND (Acquiring Fund)
Name/Address of Shareholder	Share Class	Number of Shares	Percentage of Ownership

DCGT AS TTEE AND/OR CUST	Institutional	1,570,718	6.77%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-3	670,472	88.95%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

DCGT AS TTEE AND/OR CUST	R-4	235,829	67.94%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL TRUST COMPANY	R-4	40,029	11.53%
FBO CRST INTL NQ PLAN
ATTN SUSAN SAGGIONE
1013 CENTRE RD
WILMINGTON DE 19805-1265

DCGT AS TTEE AND/OR CUST	R-5	686,252	70.38%
FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL TRUST COMPANY	R-5	88,983	9.13%
FBO EXEC 457B OF SANFORD HEALTH
ATTN SUSAN SAGGIONE
1013 CENTRE RD
WILMINGTON DE 19805-1265

BANKERS TRUST COMPANY	R-5	72,716	7.46%
FBO EXEC DEF PLAN OF ALION SCIENCE & TECH
ATTN DEBBIE WILLIAMS
453 7TH ST
DES MOINES IA 50309-4110

FINANCIAL STATEMENTS
The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2021, are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended April 30, 2022, have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy D. Bolin, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Jared A. Yepsen, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

November 3, 2022
Des Moines, Iowa

APPENDIX A
FORM OF
PLAN OF ACQUISITION
Principal LifeTime 2010 Fund and Principal LifeTime Strategic Income Fund
The Board of Directors (the "Board") of Principal Funds, Inc., a Maryland corporation ("PFI"), deems it advisable that the Principal LifeTime Strategic Income Fund, a series of PFI ("LTSI"), acquire all of the assets of the Principal LifeTime 2010 Fund, a series of PFI ("LT 2010"), in exchange for the assumption by LTSI of all of the liabilities of LT 2010 and for shares issued by LTSI, which are thereafter to be distributed by LT 2010 pro rata to its shareholders in complete liquidation and termination of LT 2010 and in exchange for all of LT 2010’s outstanding shares.
LT 2010 will transfer to LTSI, and LTSI will acquire from LT 2010, all of the assets of LT 2010 on the Closing Date, as defined below, and will assume from LT 2010 all of the liabilities of LT 2010 in exchange for the issuance of the number and class of shares of LTSI determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of LT 2010 of the corresponding class in complete liquidation and termination of LT 2010 and in exchange for all of LT 2010's outstanding Class A, J, R-1, R-3, R-4, R-5 and Institutional Class shares. LT 2010 will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by LT 2010 in proper form prior to the Closing Date shall be fulfilled by LT 2010. Redemption requests received by LT 2010 thereafter will be treated as requests for redemption of those shares of LTSI allocable to the shareholder in question.
LT 2010 will declare, and LTSI may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, LTSI will issue to LT 2010 a number of full and fractional Class A, J, R-1, R-3, R-4, R-5 and Institutional Class shares of LTSI, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of LT 2010. The aggregate value of the net assets of LT 2010 and LTSI shall be determined in accordance with the then-current Prospectus of PFI as of close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the Closing Date.
The closing of the transactions contemplated in this Plan of Acquisition (the "Plan") shall be held at the offices of Principal Global Investors, LLC ("PGI"), 711 High Street, Des Moines, Iowa 50392 on or about the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on May 12, 2023, or on such other date as PFI management may determine (the "Closing"). The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."
In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for LTSI or LT 2010 to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, LT 2010 shall (a) distribute on a pro rata basis to the Class A, J, R-1, R-3, R-4, R-5 and Institutional Class shareholders of record of LT 2010 at the close of business on the Closing Date the shares of LTSI of the corresponding class received by LT 2010 at the Closing in exchange for all of LT 2010's outstanding shares, and (b) be liquidated in accordance with applicable law and PFI’s Articles of Incorporation.
For purposes of the distribution of shares of LTSI to shareholders of LT 2010, LTSI shall credit its books an appropriate number and class of its shares to the account of each shareholder of LT 2010. No certificates will be issued for shares of LTSI. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LT 2010, shall be deemed for all purposes of PFI’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of LTSI to be credited on the books of LTSI in respect of such shares of LT 2010 as provided above.

LT 2010 will, within a reasonable period of time before the Closing Date, furnish LTSI with a list of LT 2010’s portfolio securities and other investments. LTSI will, within a reasonable period of time before the Closing Date, identify the securities, if any, on LT 2010's list referred to in the foregoing sentence that LTSI wishes to receive from LT 2010 and otherwise how LTSI wishes LT 2010’s portfolio to be repositioned prior to the Closing in accordance with LTSI’s investment objective, policies, and strategies. LT 2010, if requested by LTSI, will reposition its portfolio as directed by LTSI prior to the Closing. In addition, if it is determined that the portfolios of LT 2010 and LTSI, when aggregated, would contain investments exceeding certain percentage limitations applicable to LTSI with respect to such investments, LT 2010, if requested by LTSI, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require LT 2010 to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or PGI, the investment advisor to LT 2010 and LTSI, such disposition would adversely affect the status of the transactions contemplated in this Plan as a "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of LT 2010.
Prior to the Closing Date, LT 2010 shall deliver to LTSI a list setting forth the assets to be assigned, delivered, and transferred to LTSI, including the securities then owned by LT 2010 and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by LTSI pursuant to this Plan.
All of LT 2010’s portfolio securities shall be delivered by LT 2010’s custodian on the Closing Date to LTSI or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of LTSI or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from LT 2010’s account at its custodian to LTSI’s account at its custodian. If on the Closing Date LT 2010 is unable to make good delivery to LTSI’s custodian of any of LT 2010’s portfolio securities because such securities have not yet been delivered to LT 2010’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and LT 2010 shall deliver to LTSI’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to LTSI, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by LTSI.
This Plan may be abandoned and terminated, whether before or after notification to the shareholders of LT 2010, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board at any time, except that after notification to the shareholders of LT 2010, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of LT 2010.
Except as expressly provided otherwise in this Plan, PGI will pay or cause to be paid all out-of-pocket fees and direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.

Remainder of Page Intentionally Blank

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ____ day of _____________, 202_.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: Principal LifeTime 2010 Fund

By:
Clint L. Woods
Vice President, Counsel, and Assistant Secretary

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: Principal LifeTime Strategic Income Fund

By:
Adam U. Shaikh
Assistant Counsel and Assistant Secretary

PRINCIPAL GLOBAL INVESTORS, LLC
(solely in connection with the payment of expenses)

By:
Clint L. Woods
Vice President, Associate General Counsel,
and Assistant Secretary

APPENDIX B
APPENDIX B – INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Certain intermediaries have different policies and procedures regarding the availability of sales charge waivers and reductions, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. In order to receive a waiver or reduction offered by one intermediary or the Fund, the purchaser must purchase Fund shares from the Fund or intermediary offering the waiver or reduction. Please see the section of the prospectus entitled "CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING" for more information on sales charges and waivers available for different classes.
Currently, the following intermediaries have implemented a schedule of sales charge waivers and reductions described below:
Ameriprise Financial
Class A Shares Front-End/Initial Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
The following information applies to Class A purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial.
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales change waivers (also referred to as initial sales charge waivers), which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter, including through adoption) or any spouse of a covered family member who is a lineal descendant.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Edward D. Jones & Co., L.P.
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. If you purchase fund shares on the Edward Jones commission and fee-based platforms, you are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is your responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Principal Funds, Inc., or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. You should contact Edward Jones if you have questions regarding your eligibility for these discounts and waivers.
Breakpoints at Edward Jones
•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation ("ROA") at Edward Jones
•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Principal Funds, Inc. held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent ("LOI") at Edward Jones
•Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI combines the current market value of any existing qualifying holdings and account types with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge ("CDSC") Waivers at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC, except in the following conditions:
•Death or disability of the shareholder.
•Systematic withdrawals with up to 10% per year of the account value.
•Return of excess contributions from an Individual Retirement Account (IRA).
•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRA regulations.
•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•Shares exchanged in an Edward Jones fee-based program.
•Shares acquired through NAV reinstatement.
•Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts (Per Fund & Account)
•Initial purchase minimum: $250
•Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•A fee-based account held on an Edward Jones platform
•A 529 account held on an Edward Jones platform
•An account with an active systematic investment plan or LOI Exchanging Share Classes
•At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.

Janney Montgomery Scott
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Charge* Waivers on Class A Shares Available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares sold in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches their qualified age based on applicable IRS regulations.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.
Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation ("ROA"), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an "initial sales charge."

Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch
•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).
•Shares purchased through a Merrill Lynch affiliated investment advisory program.
•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
•Shares of funds purchased through the Merrill Edge Self-Directed platform.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
•Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.
•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on Class A, B and C Shares Available at Merrill Lynch
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
•Shares acquired through a right of reinstatement.
•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).
•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in this prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.
Morgan Stanley Wealth Management
Initial Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Effective July 1, 2018, if you purchase Class A Fund shares through a Morgan Stanley Wealth Management transactional brokerage account you will be eligible only for the following initial sales charge waivers, which differ from those disclosed elsewhere in this prospectus or the SAI.
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•Shares purchased through a Morgan Stanley self-directed brokerage account.
•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc.
Effective June 12, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at OPCO
•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•Shares purchased by or through a 529 Plan.
•Shares purchased through a OPCO affiliated investment advisory program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
•Employees and registered representatives of OPCO or its affiliates and their family members.
•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.
CDSC Waivers on A, B and C Shares Available at OPCO
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.
•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
•Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in this prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Raymond James
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. or each entity’s affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares Available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching their qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. Incorporated
Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. Incorporated ("Baird") platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-end Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.
•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.
•Shares purchase from the proceeds of redemptions from another Principal Funds, Inc. Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
•A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•Shares bought due to returns of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
•Shares acquired through a right of reinstatement.
Front-end Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this prospectus.
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Principal Funds, Inc.’s assets held by accounts within the purchaser’s household at Baird. Eligible Principal Funds, Inc.’s assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Principal Funds, Inc.’s funds through Baird, over a 13-month period of time.
Stifel, Nicolaus & Company, Incorporated
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated ("Stifel") platform or account or who own shares for which Stifel or an affiliate is the broker‑dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waivers on Class A Shares Available at Stifel
•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•All other sales charge waivers and reductions described elsewhere in the Fund’ Prospectus or SAI still apply.
US Bancorp Investments, Inc. ("USBI")
Effective February 2021, Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, where the shares are held in an omnibus account at the fund, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.
(updated March 1, 2021)

APPENDIX C
FINANCIAL HIGHLIGHTS
The financial highlights table for the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of the Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2017 through October 31, 2021 has been derived from the financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2021. The unaudited financial statements of the Acquired Fund and the Acquiring Fund is included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended April 30, 2022. Copies of these reports are available upon request as described above.
C-1

Financial Highlights Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss) (a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate PRINCIPAL LIFETIME 2010 FUND Class A shares 2022(b) $14.05 $0.24 ($1.47 ) ($1.23 ) ($0.30 ) ($0.64 ) ($0.94 ) $11.88 (9.34)%(c),(d) $25,174 0.38%(e),(f) –% 3.81%(e) 35.8%(e) 2021 13.36 0.22 1.34 1.56 (0.23) (0.64) (0.87) 14.05 12.06 (d) 28,819 0.38 (f) – 1.63 25.1 2020 13.48 0.26 0.48 0.74 (0.29) (0.57) (0.86) 13.36 5.72 (d) 27,239 0.38 (f) – 1.98 31.1 2019 13.33 0.33 0.81 1.14 (0.31) (0.68) (0.99) 13.48 9.43 (d) 27,312 0.38 (f) – 2.52 37.4 2018 14.07 0.33 (0.45) (0.12) (0.32) (0.30) (0.62) 13.33 (0.89) (d) 26,867 0.38 (f) – 2.40 21.7 2017 13.31 0.23 1.03 1.26 (0.22) (0.28) (0.50) 14.07 9.78 (d) 33,206 0.38 (f) – 1.69 13.0 Class J shares 2022(b) 13.88 0.25 (1.44) (1.19) (0.33) (0.64) (0.97) 11.72 (9.20) (c),(d) 182,640 0.19 (e),(g) 0.21 (e),(h) 4.02 (e) 35.8 (e) 2021 13.21 0.25 1.32 1.57 (0.26) (0.64) (0.90) 13.88 12.25 (d) 210,497 0.19 (g) 0.21 (h) 1.82 25.1 2020 13.34 0.28 0.47 0.75 (0.31) (0.57) (0.88) 13.21 5.91 (d) 206,711 0.18 (g) 0.21 (h) 2.18 31.1 2019 13.20 0.35 0.81 1.16 (0.34) (0.68) (1.02) 13.34 9.71 (d) 212,675 0.19 (g) 0.22 (h) 2.72 37.4 2018 13.95 0.36 (0.45) (0.09) (0.36) (0.30) (0.66) 13.20 (0.72) (d) 215,753 0.18 (g) 0.21 (h) 2.62 21.7 2017 13.20 0.26 1.01 1.27 (0.24) (0.28) (0.52) 13.95 9.99 (d) 248,655 0.17 (g) 0.20 (h) 1.91 13.0 Institutional shares 2022(b) 13.95 0.27 (1.46) (1.19) (0.35) (0.64) (0.99) 11.77 (9.15) (c) 348,300 0.02 (e) – 4.18 (e) 35.8 (e) 2021 13.27 0.27 1.33 1.60 (0.28) (0.64) (0.92) 13.95 12.44 426,691 0.02 – 1.99 25.1 2020 13.40 0.30 0.47 0.77 (0.33) (0.57) (0.90) 13.27 6.06 409,464 0.02 – 2.33 31.1 2019 13.26 0.38 0.80 1.18 (0.36) (0.68) (1.04) 13.40 9.86 414,444 0.02 – 2.94 37.4 2018 14.01 0.40 (0.47) (0.07) (0.38) (0.30) (0.68) 13.26 (0.55) 464,671 0.01 – 2.91 21.7 2017 13.26 0.29 1.01 1.30 (0.27) (0.28) (0.55) 14.01 10.15 628,211 0.00 – 2.16 13.0 R-1 shares 2022(b) 13.88 0.21 (1.45) (1.24) (0.23) (0.64) (0.87) 11.77 (9.51) (c) 3,387 0.89 (e) – 3.31 (e) 35.8 (e) 2021 13.21 0.15 1.32 1.47 (0.16) (0.64) (0.80) 13.88 11.48 3,858 0.89 – 1.12 25.1 2020 13.34 0.19 0.47 0.66 (0.22) (0.57) (0.79) 13.21 5.14 4,183 0.89 – 1.43 31.1 2019 13.18 0.28 0.79 1.07 (0.23) (0.68) (0.91) 13.34 8.92 3,967 0.89 – 2.18 37.4 2018 13.92 0.26 (0.45) (0.19) (0.25) (0.30) (0.55) 13.18 (1.41) 4,818 0.89 – 1.93 21.7 2017 13.15 0.17 1.01 1.18 (0.13) (0.28) (0.41) 13.92 9.22 6,335 0.88 – 1.27 13.0 R-3 shares 2022(b) 13.81 0.23 (1.46) (1.23) (0.26) (0.64) (0.90) 11.68 (9.45) (c) 16,294 0.58 (e) – 3.61 (e) 35.8 (e) 2021 13.15 0.20 1.31 1.51 (0.21) (0.64) (0.85) 13.81 11.81 20,070 0.58 – 1.51 25.1 2020 13.28 0.23 0.46 0.69 (0.25) (0.57) (0.82) 13.15 5.48 25,428 0.58 – 1.79 31.1 2019 13.12 0.30 0.82 1.12 (0.28) (0.68) (0.96) 13.28 9.35 26,022 0.58 – 2.36 37.4 2018 13.87 0.32 (0.47) (0.15) (0.30) (0.30) (0.60) 13.12 (1.16) 29,905 0.58 – 2.34 21.7 2017 13.12 0.21 1.01 1.22 (0.19) (0.28) (0.47) 13.87 9.56 42,175 0.57 – 1.57 13.0 R-4 shares 2022(b) 13.86 0.25 (1.46) (1.21) (0.29) (0.64) (0.93) 11.72 (9.32) (c) 5,219 0.39 (e) – 3.90 (e) 35.8 (e) 2021 13.19 0.23 1.31 1.54 (0.23) (0.64) (0.87) 13.86 12.01 7,270 0.39 – 1.69 25.1 2020 13.32 0.26 0.46 0.72 (0.28) (0.57) (0.85) 13.19 5.65 9,381 0.39 – 2.04 31.1 2019 13.17 0.35 0.79 1.14 (0.31) (0.68) (0.99) 13.32 9.52 11,749 0.39 – 2.71 37.4 2018 13.91 0.34 (0.46) (0.12) (0.32) (0.30) (0.62) 13.17 (0.90) 16,391 0.39 – 2.51 21.7 2017 13.16 0.24 1.00 1.24 (0.21) (0.28) (0.49) 13.91 9.77 22,920 0.38 – 1.78 13.0 R-5 shares 2022(b) 13.89 0.25 (1.46) (1.21) (0.31) (0.64) (0.95) 11.73 (9.30) (c) 15,744 0.27 (e) – 4.00 (e) 35.8 (e) 2021 13.21 0.24 1.32 1.56 (0.24) (0.64) (0.88) 13.89 12.21 20,052 0.27 – 1.77 25.1 2020 13.33 0.27 0.47 0.74 (0.29) (0.57) (0.86) 13.21 5.82 24,198 0.27 – 2.12 31.1 2019 13.19 0.35 0.80 1.15 (0.33) (0.68) (1.01) 13.33 9.59 27,348 0.27 – 2.76 37.4 2018 13.94 0.35 (0.46) (0.11) (0.34) (0.30) (0.64) 13.19 (0.83) 44,323 0.27 – 2.58 21.7 2017 13.19 0.26 1.00 1.26 (0.23) (0.28) (0.51) 13.94 9.87 52,651 0.26 – 1.98 13.0 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2022. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Reflects Manager's contractual expense limit. (g) Reflects Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (h) Excludes expense reimbursement from Manager and/or Distributor. C-2

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
(9.34)%(c),(d)	$25,174	0.38%(e),(f)	–%	3.81%(e)	35.8%(e)
12.06 (d)	28,819	0.38 (f)	–	1.63	25.1
5.72 (d)	27,239	0.38 (f)	–	1.98	31.1
9.43 (d)	27,312	0.38 (f)	–	2.52	37.4
(0.89) (d)	26,867	0.38 (f)	–	2.40	21.7
9.78 (d)	33,206	0.38 (f)	–	1.69	13.0
(9.20) (c),(d)	182,640	0.19 (e),(g)	0.21 (e),(h)	4.02 (e)	35.8 (e)
12.25 (d)	210,497	0.19 (g)	0.21 (h)	1.82	25.1
5.91 (d)	206,711	0.18 (g)	0.21 (h)	2.18	31.1
9.71 (d)	212,675	0.19 (g)	0.22 (h)	2.72	37.4
(0.72) (d)	215,753	0.18 (g)	0.21 (h)	2.62	21.7
9.99 (d)	248,655	0.17 (g)	0.20 (h)	1.91	13.0
(9.15) (c)	348,300	0.02 (e)	–	4.18 (e)	35.8 (e)
12.44	426,691	0.02	–	1.99	25.1
6.06	409,464	0.02	–	2.33	31.1
9.86	414,444	0.02	–	2.94	37.4
(0.55)	464,671	0.01	–	2.91	21.7
10.15	628,211	0.00	–	2.16	13.0
(9.51) (c)	3,387	0.89 (e)	–	3.31 (e)	35.8 (e)
11.48	3,858	0.89	–	1.12	25.1
5.14	4,183	0.89	–	1.43	31.1
8.92	3,967	0.89	–	2.18	37.4
(1.41)	4,818	0.89	–	1.93	21.7
9.22	6,335	0.88	–	1.27	13.0
(9.45) (c)	16,294	0.58 (e)	–	3.61 (e)	35.8 (e)
11.81	20,070	0.58	–	1.51	25.1
5.48	25,428	0.58	–	1.79	31.1
9.35	26,022	0.58	–	2.36	37.4
(1.16)	29,905	0.58	–	2.34	21.7
9.56	42,175	0.57	–	1.57	13.0
(9.32) (c)	5,219	0.39 (e)	–	3.90 (e)	35.8 (e)
12.01	7,270	0.39	–	1.69	25.1
5.65	9,381	0.39	–	2.04	31.1
9.52	11,749	0.39	–	2.71	37.4
(0.90)	16,391	0.39	–	2.51	21.7
9.77	22,920	0.38	–	1.78	13.0
(9.30) (c)	15,744	0.27 (e)	–	4.00 (e)	35.8 (e)
12.21	20,052	0.27	–	1.77	25.1
5.82	24,198	0.27	–	2.12	31.1
9.59	27,348	0.27	–	2.76	37.4
(0.83)	44,323	0.27	–	2.58	21.7
9.87	52,651	0.26	–	1.98	13.0

(b) Six months ended April 30, 2022.

(c) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Reflects Manager's contractual expense limit.

(h) Excludes expense reimbursement from Manager and/or Distributor.

C-3

Financial Highlights (Continued) Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss) (a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate PRINCIPAL LIFETIME 2010 FUND Class A shares 2022(b) $14.05 $0.24 ($1.47) ($1.23) ($0.30) ($0.64) ($0.94) $11.88 (9.34)%(c),(d) $25,174 0.38%(e),(f) –% 3.81%(e) 35.8%(e) 2021 13.36 0.22 1.34 1.56 (0.23) (0.64) (0.87) 14.05 12.06 (d) 28,819 0.38 (f) – 1.63 25.1 2020 13.48 0.26 0.48 0.74 (0.29) (0.57) (0.86) 13.36 5.72 (d) 27,239 0.38 (f) – 1.98 31.1 2019 13.33 0.33 0.81 1.14 (0.31) (0.68) (0.99) 13.48 9.43 (d) 27,312 0.38 (f) – 2.52 37.4 2018 14.07 0.33 (0.45) (0.12) (0.32) (0.30) (0.62) 13.33 (0.89) (d) 26,867 0.38 (f) – 2.40 21.7 2017 13.31 0.23 1.03 1.26 (0.22) (0.28) (0.50) 14.07 9.78 (d) 33,206 0.38 (f) – 1.69 13.0 Class J shares 2022(b) 13.88 0.25 (1.44) (1.19) (0.33) (0.64) (0.97) 11.72 (9.20) (c),(d) 182,640 0.19 (e),(g) 0.21 (e),(h) 4.02 (e) 35.8 (e) 2021 13.21 0.25 1.32 1.57 (0.26) (0.64) (0.90) 13.88 12.25 (d) 210,497 0.19 (g) 0.21 (h) 1.82 25.1 2020 13.34 0.28 0.47 0.75 (0.31) (0.57) (0.88) 13.21 5.91 (d) 206,711 0.18 (g) 0.21 (h) 2.18 31.1 2019 13.20 0.35 0.81 1.16 (0.34) (0.68) (1.02) 13.34 9.71 (d) 212,675 0.19 (g) 0.22 (h) 2.72 37.4 2018 13.95 0.36 (0.45) (0.09) (0.36) (0.30) (0.66) 13.20 (0.72) (d) 215,753 0.18 (g) 0.21 (h) 2.62 21.7 2017 13.20 0.26 1.01 1.27 (0.24) (0.28) (0.52) 13.95 9.99 (d) 248,655 0.17 (g) 0.20 (h) 1.91 13.0 Institutional shares 2022(b) 13.95 0.27 (1.46) (1.19) (0.35) (0.64) (0.99) 11.77 (9.15) (c) 348,300 0.02 (e) – 4.18 (e) 35.8 (e) 2021 13.27 0.27 1.33 1.60 (0.28) (0.64) (0.92) 13.95 12.44 426,691 0.02 – 1.99 25.1 2020 13.40 0.30 0.47 0.77 (0.33) (0.57) (0.90) 13.27 6.06 409,464 0.02 – 2.33 31.1 2019 13.26 0.38 0.80 1.18 (0.36) (0.68) (1.04) 13.40 9.86 414,444 0.02 – 2.94 37.4 2018 14.01 0.40 (0.47) (0.07) (0.38) (0.30) (0.68) 13.26 (0.55) 464,671 0.01 – 2.91 21.7 2017 13.26 0.29 1.01 1.30 (0.27) (0.28) (0.55) 14.01 10.15 628,211 0.00 – 2.16 13.0 R-1 shares 2022(b) 13.88 0.21 (1.45) (1.24) (0.23) (0.64) (0.87) 11.77 (9.51) (c) 3,387 0.89 (e) – 3.31 (e) 35.8 (e) 2021 13.21 0.15 1.32 1.47 (0.16) (0.64) (0.80) 13.88 11.48 3,858 0.89 – 1.12 25.1 2020 13.34 0.19 0.47 0.66 (0.22) (0.57) (0.79) 13.21 5.14 4,183 0.89 – 1.43 31.1 2019 13.18 0.28 0.79 1.07 (0.23) (0.68) (0.91) 13.34 8.92 3,967 0.89 – 2.18 37.4 2018 13.92 0.26 (0.45) (0.19) (0.25) (0.30) (0.55) 13.18 (1.41) 4,818 0.89 – 1.93 21.7 2017 13.15 0.17 1.01 1.18 (0.13) (0.28) (0.41) 13.92 9.22 6,335 0.88 – 1.27 13.0 R-3 shares 2022(b) 13.81 0.23 (1.46) (1.23) (0.26) (0.64) (0.90) 11.68 (9.45) (c) 16,294 0.58 (e) – 3.61 (e) 35.8 (e) 2021 13.15 0.20 1.31 1.51 (0.21) (0.64) (0.85) 13.81 11.81 20,070 0.58 – 1.51 25.1 2020 13.28 0.23 0.46 0.69 (0.25) (0.57) (0.82) 13.15 5.48 25,428 0.58 – 1.79 31.1 2019 13.12 0.30 0.82 1.12 (0.28) (0.68) (0.96) 13.28 9.35 26,022 0.58 – 2.36 37.4 2018 13.87 0.32 (0.47) (0.15) (0.30) (0.30) (0.60) 13.12 (1.16) 29,905 0.58 – 2.34 21.7 2017 13.12 0.21 1.01 1.22 (0.19) (0.28) (0.47) 13.87 9.56 42,175 0.57 – 1.57 13.0 R-4 shares 2022(b) 13.86 0.25 (1.46) (1.21) (0.29) (0.64) (0.93) 11.72 (9.32) (c) 5,219 0.39 (e) – 3.90 (e) 35.8 (e) 2021 13.19 0.23 1.31 1.54 (0.23) (0.64) (0.87) 13.86 12.01 7,270 0.39 – 1.69 25.1 2020 13.32 0.26 0.46 0.72 (0.28) (0.57) (0.85) 13.19 5.65 9,381 0.39 – 2.04 31.1 2019 13.17 0.35 0.79 1.14 (0.31) (0.68) (0.99) 13.32 9.52 11,749 0.39 – 2.71 37.4 2018 13.91 0.34 (0.46) (0.12) (0.32) (0.30) (0.62) 13.17 (0.90) 16,391 0.39 – 2.51 21.7 2017 13.16 0.24 1.00 1.24 (0.21) (0.28) (0.49) 13.91 9.77 22,920 0.38 – 1.78 13.0 R-5 shares 2022(b) 13.89 0.25 (1.46) (1.21) (0.31) (0.64) (0.95) 11.73 (9.30) (c) 15,744 0.27 (e) – 4.00 (e) 35.8 (e) 2021 13.21 0.24 1.32 1.56 (0.24) (0.64) (0.88) 13.89 12.21 20,052 0.27 – 1.77 25.1 2020 13.33 0.27 0.47 0.74 (0.29) (0.57) (0.86) 13.21 5.82 24,198 0.27 – 2.12 31.1 2019 13.19 0.35 0.80 1.15 (0.33) (0.68) (1.01) 13.33 9.59 27,348 0.27 – 2.76 37.4 2018 13.94 0.35 (0.46) (0.11) (0.34) (0.30) (0.64) 13.19 (0.83) 44,323 0.27 – 2.58 21.7 2017 13.19 0.26 1.00 1.26 (0.23) (0.28) (0.51) 13.94 9.87 52,651 0.26 – 1.98 13.0 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2022. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Reflects Manager's contractual expense limit. (g) Reflects Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (h) Excludes expense reimbursement from Manager and/or Distributor. C-3

Financial Highlights Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss) (a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate PRINCIPAL LIFETIME STRATEGIC INCOME FUND Class A shares 2022(b) $13.24 $0.23 ($1.38 ) ($1.15 ) ($0.31 ) ($0.60 ) ($0.91 ) $11.18 (9.30)%(c),(d) $18,466 0.38%(e),(f) –% 3.77%(e) 46.9%(e) 2021 12.51 0.22 0.95 1.17 (0.22) (0.22) (0.44) 13.24 9.45 (d) 19,902 0.38 (f) – 1.66 35.0 2020 12.43 0.25 0.43 0.68 (0.27) (0.33) (0.60) 12.51 5.70 (d) 16,214 0.38 (f) – 2.01 31.0 2019 12.19 0.32 0.72 1.04 (0.30) (0.50) (0.80) 12.43 9.31 (d) 16,283 0.38 (f) – 2.63 44.8 2018 12.87 0.30 (0.45) (0.15) (0.30) (0.23) (0.53) 12.19 (1.23) (d) 16,585 0.38 (f) – 2.36 22.7 2017 12.29 0.22 0.61 0.83 (0.20) (0.05) (0.25) 12.87 6.86 (d) 21,016 0.38 (f) – 1.80 18.6 Class J shares 2022(b) 13.04 0.23 (1.36) (1.13) (0.32) (0.60) (0.92) 10.99 (9.24) (c),(d) 65,923 0.22 (e),(g) 0.24 (e),(h) 3.91 (e) 46.9 (e) 2021 12.33 0.23 0.94 1.17 (0.24) (0.22) (0.46) 13.04 9.61 (d) 71,811 0.22 (g) 0.24 (h) 1.84 35.0 2020 12.26 0.26 0.43 0.69 (0.29) (0.33) (0.62) 12.33 5.87 (d) 65,404 0.22 (g) 0.25 (h) 2.18 31.0 2019 12.03 0.33 0.72 1.05 (0.32) (0.50) (0.82) 12.26 9.52 (d) 67,084 0.24 (g) 0.27 (h) 2.75 44.8 2018 12.73 0.32 (0.46) (0.14) (0.33) (0.23) (0.56) 12.03 (1.17) (d) 67,011 0.22 (g) 0.25 (h) 2.56 22.7 2017 12.15 0.24 0.61 0.85 (0.22) (0.05) (0.27) 12.73 7.17 (d) 78,254 0.20 (g) 0.23 (h) 1.97 18.6 Institutional shares 2022(b) 13.13 0.25 (1.37) (1.12) (0.35) (0.60) (0.95) 11.06 (9.16) (c) 280,680 0.02 (e) – 4.13 (e) 46.9 (e) 2021 12.41 0.26 0.94 1.20 (0.26) (0.22) (0.48) 13.13 9.83 337,718 0.02 – 2.04 35.0 2020 12.34 0.28 0.44 0.72 (0.32) (0.33) (0.65) 12.41 6.06 313,363 0.02 – 2.35 31.0 2019 12.11 0.36 0.72 1.08 (0.35) (0.50) (0.85) 12.34 9.71 288,470 0.03 – 3.00 44.8 2018 12.80 0.35 (0.46) (0.11) (0.35) (0.23) (0.58) 12.11 (0.88) 300,145 0.02 – 2.85 22.7 2017 12.22 0.27 0.61 0.88 (0.25) (0.05) (0.30) 12.80 7.37 409,643 0.00 – 2.21 18.6 R-1 shares 2022(b) 13.11 0.20 (1.38) (1.18) (0.22) (0.60) (0.82) 11.11 (9.55) (c) 1,803 0.89 (e) – 3.25 (e) 46.9 (e) 2021 12.40 0.16 0.92 1.08 (0.15) (0.22) (0.37) 13.11 8.82 2,173 0.89 – 1.22 35.0 2020 12.32 0.19 0.43 0.62 (0.21) (0.33) (0.54) 12.40 5.22 2,298 0.89 – 1.55 31.0 2019 12.08 0.25 0.73 0.98 (0.24) (0.50) (0.74) 12.32 8.74 2,935 0.89 – 2.12 44.8 2018 12.77 0.23 (0.45) (0.22) (0.24) (0.23) (0.47) 12.08 (1.77) 3,303 0.89 – 1.86 22.7 2017 12.18 0.17 0.60 0.77 (0.13) (0.05) (0.18) 12.77 6.38 3,589 0.87 – 1.35 18.6 R-3 shares 2022(b) 12.99 0.21 (1.36) (1.15) (0.27) (0.60) (0.87) 10.97 (9.41) (c) 9,084 0.58 (e) – 3.59 (e) 46.9 (e) 2021 12.27 0.19 0.94 1.13 (0.19) (0.22) (0.41) 12.99 9.31 10,552 0.58 – 1.51 35.0 2020 12.20 0.22 0.42 0.64 (0.24) (0.33) (0.57) 12.27 5.45 11,439 0.58 – 1.86 31.0 2019 11.97 0.30 0.71 1.01 (0.28) (0.50) (0.78) 12.20 9.13 13,611 0.58 – 2.59 44.8 2018 12.66 0.28 (0.46) (0.18) (0.28) (0.23) (0.51) 11.97 (1.49) 18,843 0.58 – 2.24 22.7 2017 12.09 0.20 0.60 0.80 (0.18) (0.05) (0.23) 12.66 6.74 23,715 0.56 – 1.63 18.6 R-4 shares 2022(b) 13.03 0.23 (1.37) (1.14) (0.30) (0.60) (0.90) 10.99 (9.35) (c) 3,961 0.39 (e) – 3.85 (e) 46.9 (e) 2021 12.32 0.21 0.94 1.15 (0.22) (0.22) (0.44) 13.03 9.41 5,143 0.39 – 1.67 35.0 2020 12.24 0.24 0.43 0.67 (0.26) (0.33) (0.59) 12.32 5.69 5,101 0.39 – 2.03 31.0 2019 12.00 0.31 0.73 1.04 (0.30) (0.50) (0.80) 12.24 9.40 5,513 0.39 – 2.60 44.8 2018 12.69 0.31 (0.47) (0.16) (0.30) (0.23) (0.53) 12.00 (1.31) 7,847 0.39 – 2.49 22.7 2017 12.12 0.23 0.60 0.83 (0.21) (0.05) (0.26) 12.69 6.95 11,087 0.37 – 1.87 18.6 R-5 shares 2022(b) 13.12 0.24 (1.39) (1.15) (0.31) (0.60) (0.91) 11.06 (9.33) (c) 11,470 0.27 (e) – 3.95 (e) 46.9 (e) 2021 12.39 0.24 0.94 1.18 (0.23) (0.22) (0.45) 13.12 9.64 13,279 0.27 – 1.84 35.0 2020 12.32 0.26 0.43 0.69 (0.29) (0.33) (0.62) 12.39 5.79 16,430 0.27 – 2.14 31.0 2019 12.09 0.33 0.72 1.05 (0.32) (0.50) (0.82) 12.32 9.42 19,181 0.27 – 2.75 44.8 2018 12.77 0.32 (0.45) (0.13) (0.32) (0.23) (0.55) 12.09 (1.10) 19,665 0.27 – 2.57 22.7 2017 12.20 0.25 0.59 0.84 (0.22) (0.05) (0.27) 12.77 7.00 25,675 0.25 – 2.02 18.6 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2022. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Reflects Manager's contractual expense limit. (g) Reflects Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (h) Excludes expense reimbursement from Manager and/or Distributor. C-4

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
(9.30)%(c),(d)	$18,466	0.38%(e),(f)	–%	3.77%(e)	46.9%(e)
9.45 (d)	19,902	0.38 (f)	–	1.66	35.0
5.70 (d)	16,214	0.38 (f)	–	2.01	31.0
9.31 (d)	16,283	0.38 (f)	–	2.63	44.8
(1.23) (d)	16,585	0.38 (f)	–	2.36	22.7
6.86 (d)	21,016	0.38 (f)	–	1.80	18.6
(9.24) (c),(d)	65,923	0.22 (e),(g)	0.24 (e),(h)	3.91 (e)	46.9 (e)
9.61 (d)	71,811	0.22 (g)	0.24 (h)	1.84	35.0
5.87 (d)	65,404	0.22 (g)	0.25 (h)	2.18	31.0
9.52 (d)	67,084	0.24 (g)	0.27 (h)	2.75	44.8
(1.17) (d)	67,011	0.22 (g)	0.25 (h)	2.56	22.7
7.17 (d)	78,254	0.20 (g)	0.23 (h)	1.97	18.6
(9.16) (c)	280,680	0.02 (e)	–	4.13 (e)	46.9 (e)
9.83	337,718	0.02	–	2.04	35.0
6.06	313,363	0.02	–	2.35	31.0
9.71	288,470	0.03	–	3.00	44.8
(0.88)	300,145	0.02	–	2.85	22.7
7.37	409,643	0.00	–	2.21	18.6
(9.55) (c)	1,803	0.89 (e)	–	3.25 (e)	46.9 (e)
8.82	2,173	0.89	–	1.22	35.0
5.22	2,298	0.89	–	1.55	31.0
8.74	2,935	0.89	–	2.12	44.8
(1.77)	3,303	0.89	–	1.86	22.7
6.38	3,589	0.87	–	1.35	18.6
(9.41) (c)	9,084	0.58 (e)	–	3.59 (e)	46.9 (e)
9.31	10,552	0.58	–	1.51	35.0
5.45	11,439	0.58	–	1.86	31.0
9.13	13,611	0.58	–	2.59	44.8
(1.49)	18,843	0.58	–	2.24	22.7
6.74	23,715	0.56	–	1.63	18.6
(9.35) (c)	3,961	0.39 (e)	–	3.85 (e)	46.9 (e)
9.41	5,143	0.39	–	1.67	35.0
5.69	5,101	0.39	–	2.03	31.0
9.40	5,513	0.39	–	2.60	44.8
(1.31)	7,847	0.39	–	2.49	22.7
6.95	11,087	0.37	–	1.87	18.6
(9.33) (c)	11,470	0.27 (e)	–	3.95 (e)	46.9 (e)
9.64	13,279	0.27	–	1.84	35.0
5.79	16,430	0.27	–	2.14	31.0
9.42	19,181	0.27	–	2.75	44.8
(1.10)	19,665	0.27	–	2.57	22.7
7.00	25,675	0.25	–	2.02	18.6

(b) Six months ended April 30, 2022.

(c) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Reflects Manager's contractual expense limit.

(h) Excludes expense reimbursement from Manager and/or Distributor.

C-5

Financial Highlights (Continued) Principal Funds, Inc. (unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss) (a) Net Realized and Unrealized Gain (Loss) on Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Gains Total Dividends and Distributions Net Asset Value, End of Period Total Return Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Gross Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate PRINCIPAL LIFETIME STRATEGIC INCOME FUND Class A shares 2022(b) $13.24 $0.23 ($1.38) ($1.15) ($0.31) ($0.60) ($0.91) $11.18 (9.30)%(c),(d) $18,466 0.38%(e),(f) –% 3.77%(e) 46.9%(e) 2021 12.51 0.22 0.95 1.17 (0.22) (0.22) (0.44) 13.24 9.45 (d) 19,902 0.38 (f) – 1.66 35.0 2020 12.43 0.25 0.43 0.68 (0.27) (0.33) (0.60) 12.51 5.70 (d) 16,214 0.38 (f) – 2.01 31.0 2019 12.19 0.32 0.72 1.04 (0.30) (0.50) (0.80) 12.43 9.31 (d) 16,283 0.38 (f) – 2.63 44.8 2018 12.87 0.30 (0.45) (0.15) (0.30) (0.23) (0.53) 12.19 (1.23) (d) 16,585 0.38 (f) – 2.36 22.7 2017 12.29 0.22 0.61 0.83 (0.20) (0.05) (0.25) 12.87 6.86 (d) 21,016 0.38 (f) – 1.80 18.6 Class J shares 2022(b) 13.04 0.23 (1.36) (1.13) (0.32) (0.60) (0.92) 10.99 (9.24) (c),(d) 65,923 0.22 (e),(g) 0.24 (e),(h) 3.91 (e) 46.9 (e) 2021 12.33 0.23 0.94 1.17 (0.24) (0.22) (0.46) 13.04 9.61 (d) 71,811 0.22 (g) 0.24 (h) 1.84 35.0 2020 12.26 0.26 0.43 0.69 (0.29) (0.33) (0.62) 12.33 5.87 (d) 65,404 0.22 (g) 0.25 (h) 2.18 31.0 2019 12.03 0.33 0.72 1.05 (0.32) (0.50) (0.82) 12.26 9.52 (d) 67,084 0.24 (g) 0.27 (h) 2.75 44.8 2018 12.73 0.32 (0.46) (0.14) (0.33) (0.23) (0.56) 12.03 (1.17) (d) 67,011 0.22 (g) 0.25 (h) 2.56 22.7 2017 12.15 0.24 0.61 0.85 (0.22) (0.05) (0.27) 12.73 7.17 (d) 78,254 0.20 (g) 0.23 (h) 1.97 18.6 Institutional shares 2022(b) 13.13 0.25 (1.37) (1.12) (0.35) (0.60) (0.95) 11.06 (9.16) (c) 280,680 0.02 (e) – 4.13 (e) 46.9 (e) 2021 12.41 0.26 0.94 1.20 (0.26) (0.22) (0.48) 13.13 9.83 337,718 0.02 – 2.04 35.0 2020 12.34 0.28 0.44 0.72 (0.32) (0.33) (0.65) 12.41 6.06 313,363 0.02 – 2.35 31.0 2019 12.11 0.36 0.72 1.08 (0.35) (0.50) (0.85) 12.34 9.71 288,470 0.03 – 3.00 44.8 2018 12.80 0.35 (0.46) (0.11) (0.35) (0.23) (0.58) 12.11 (0.88) 300,145 0.02 – 2.85 22.7 2017 12.22 0.27 0.61 0.88 (0.25) (0.05) (0.30) 12.80 7.37 409,643 0.00 – 2.21 18.6 R-1 shares 2022(b) 13.11 0.20 (1.38) (1.18) (0.22) (0.60) (0.82) 11.11 (9.55) (c) 1,803 0.89 (e) – 3.25 (e) 46.9 (e) 2021 12.40 0.16 0.92 1.08 (0.15) (0.22) (0.37) 13.11 8.82 2,173 0.89 – 1.22 35.0 2020 12.32 0.19 0.43 0.62 (0.21) (0.33) (0.54) 12.40 5.22 2,298 0.89 – 1.55 31.0 2019 12.08 0.25 0.73 0.98 (0.24) (0.50) (0.74) 12.32 8.74 2,935 0.89 – 2.12 44.8 2018 12.77 0.23 (0.45) (0.22) (0.24) (0.23) (0.47) 12.08 (1.77) 3,303 0.89 – 1.86 22.7 2017 12.18 0.17 0.60 0.77 (0.13) (0.05) (0.18) 12.77 6.38 3,589 0.87 – 1.35 18.6 R-3 shares 2022(b) 12.99 0.21 (1.36) (1.15) (0.27) (0.60) (0.87) 10.97 (9.41) (c) 9,084 0.58 (e) – 3.59 (e) 46.9 (e) 2021 12.27 0.19 0.94 1.13 (0.19) (0.22) (0.41) 12.99 9.31 10,552 0.58 – 1.51 35.0 2020 12.20 0.22 0.42 0.64 (0.24) (0.33) (0.57) 12.27 5.45 11,439 0.58 – 1.86 31.0 2019 11.97 0.30 0.71 1.01 (0.28) (0.50) (0.78) 12.20 9.13 13,611 0.58 – 2.59 44.8 2018 12.66 0.28 (0.46) (0.18) (0.28) (0.23) (0.51) 11.97 (1.49) 18,843 0.58 – 2.24 22.7 2017 12.09 0.20 0.60 0.80 (0.18) (0.05) (0.23) 12.66 6.74 23,715 0.56 – 1.63 18.6 R-4 shares 2022(b) 13.03 0.23 (1.37) (1.14) (0.30) (0.60) (0.90) 10.99 (9.35) (c) 3,961 0.39 (e) – 3.85 (e) 46.9 (e) 2021 12.32 0.21 0.94 1.15 (0.22) (0.22) (0.44) 13.03 9.41 5,143 0.39 – 1.67 35.0 2020 12.24 0.24 0.43 0.67 (0.26) (0.33) (0.59) 12.32 5.69 5,101 0.39 – 2.03 31.0 2019 12.00 0.31 0.73 1.04 (0.30) (0.50) (0.80) 12.24 9.40 5,513 0.39 – 2.60 44.8 2018 12.69 0.31 (0.47) (0.16) (0.30) (0.23) (0.53) 12.00 (1.31) 7,847 0.39 – 2.49 22.7 2017 12.12 0.23 0.60 0.83 (0.21) (0.05) (0.26) 12.69 6.95 11,087 0.37 – 1.87 18.6 R-5 shares 2022(b) 13.12 0.24 (1.39) (1.15) (0.31) (0.60) (0.91) 11.06 (9.33) (c) 11,470 0.27 (e) – 3.95 (e) 46.9 (e) 2021 12.39 0.24 0.94 1.18 (0.23) (0.22) (0.45) 13.12 9.64 13,279 0.27 – 1.84 35.0 2020 12.32 0.26 0.43 0.69 (0.29) (0.33) (0.62) 12.39 5.79 16,430 0.27 – 2.14 31.0 2019 12.09 0.33 0.72 1.05 (0.32) (0.50) (0.82) 12.32 9.42 19,181 0.27 – 2.75 44.8 2018 12.77 0.32 (0.45) (0.13) (0.32) (0.23) (0.55) 12.09 (1.10) 19,665 0.27 – 2.57 22.7 2017 12.20 0.25 0.59 0.84 (0.22) (0.05) (0.27) 12.77 7.00 25,675 0.25 – 2.02 18.6 (a) Calculated based on average shares outstanding during the period. (b) Six months ended April 30, 2022. (c) Total return amounts have not been annualized. (d) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable. (e) Computed on an annualized basis. (f) Reflects Manager's contractual expense limit. (g) Reflects Manager's contractual expense limit and/or Distributor's voluntary distribution fee limit. (h) Excludes expense reimbursement from Manager and/or Distributor. C-5

PART B
PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
STATEMENT OF ADDITIONAL INFORMATION
Dated: November 3, 2022
This Statement of Additional Information is available to the shareholders of the Principal LifeTime 2010 Fund (the "Acquired Fund") in connection with the proposed reorganization of the Acquired Fund into the Principal LifeTime Strategic Income Fund (the "Acquiring Fund") (the "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal Funds, Inc. ("PFI").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Information Statement/Prospectus dated November 3, 2022, relating to the Reorganization. The Information Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll-free at 1 (800) 222-5852.
TABLE OF CONTENTS
(1)The Statement of Additional Information dated March 1, 2022, filed on February 24, 2022, and the supplements thereto, dated and filed on March 18, 2022, March 25, 2022, June 17, 2022, June 30, 2022, July 29, 2022, and September 19, 2022.
(2)The financial statements of the Acquired and Acquiring Funds included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2021, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 28, 2021, and the unaudited financial statements of the Acquired and Acquiring Funds included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2022, as filed on Form N-CSRS on June 23, 2022.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 033-59474 and 811-07572):
(1)The Statement of Additional Information dated March 1, 2022, filed on February 24, 2022 (Accession No. 0001683863-22-001059), and the supplements thereto, dated and filed on March 18, 2022, March 25, 2022, June 17, 2022, June 30, 2022, July 29, 2022, and September 19, 2022.
(2)The financial statements of the Acquired and Acquiring Funds included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2021, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 28, 2021, and the unaudited financial statements of the Acquired and Acquiring Funds included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2022, as filed on Form N-CSRS on June 23, 2022.
The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1 (800) 222-5852 or online at www.principalfunds.com/prospectuses.
SUPPLEMENTAL FINANCIAL INFORMATION
A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Annual Fund Operating Expenses” section of the Information Statement.
The Reorganization will not result in a material change to the Acquired Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.